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                                                                EXHIBIT 10.1.2.1

                             THE CONSOLIDATED EDISON


                                 RETIREMENT PLAN


                         EFFECTIVE AS OF JANUARY 1, 2001

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                     THE CONSOLIDATED EDISON RETIREMENT PLAN

                                  INTRODUCTION

        Effective August 1, 1975, Consolidated Edison Company of New York, Inc. ("CECONY") adopted The Consolidated Edison Pension and Benefits Plan (the "Weekly Plan") to provide retirement benefits to its employees and their eligible surviving spouses. Effective January 1, 1983, CECONY adopted The Consolidated Edison Retirement Plan for Management Employees (the "Management Plan"), which established the bases upon which certain benefits, including benefits for service prior to January 1, 1983, would be provided to employees of CECONY on the management payroll of CECONY on or after December 31, 1982, to employees who retired prior to that date as management employees and to eligible surviving spouses of such management employees. Effective January 1, 1983, CECONY amended the Weekly Plan, which had theretofore included as participants the employees to be covered by the Management Plan, to avoid duplication of benefits and coverage. The Management Plan and the Weekly Plan, as amended, made provision for employees who transferred from the management to the weekly payroll, and vice versa.

        The Management Plan and the Weekly Plan were subsequently amended and/or restated from time to time.

        Effective January 1, 1998, Consolidated Edison, Inc. ("CEI"), a holding company, was formed, and CECONY became its wholly-owned subsidiary. From time to time, wholly-owned affiliates were formed, which became members of the same

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controlled group of which CEI is a member. In July 1999, CEI acquired Orange and
Rockland Utilities, Inc. ("O&R"), which became a wholly-owned subsidiary of CEI.

        Effective January 1, 2001, the Weekly Plan is being amended and renamed the Consolidated Edison Retirement Plan (the "Plan") to take into account, among other things, the impact the formation of the new controlled group has on the Plan; namely, that CEI is referred to throughout and serves as the Company, CECONY is the Plan Sponsor and an Employer and certain affiliates are, or will become, Participating Employers. Furthermore, effective January 1, 2001, the Management Plan and the Employees' Retirement Plan of Orange and Rockland Utilities, Inc. are being merged into the Plan as a single plan, as that term is defined in the Internal Revenue Code of 1986, as amended, (the "Code")
Section 414(l).

        The Plan takes into account:

   (a) the transfers, from time to time, of CECONY employees to O&R and vice versa;

   (b) the acquisition of certain power generation facilities of Western Massachusetts Electric Company by Consolidated Edison Energy Massachusetts, Inc. and the participation of certain employees of Consolidated Edison Energy Massachusetts, Inc. in the Plan;

   (c) the divestiture of CECONY's fossil fueled electricity generation facilities in New York City and certain rights and entitlements afforded those employees who transferred directly to the buyers of the divested generation facilities;

   (d) benefit formulas of the merged plans that take into account the provision of the collective bargaining agreements effective June 25, 2000, between CECONY and Local 1-2, Utility Workers Union of America, AFL-CIO, effective June 1, 2000, between O&R

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and Local 503, International Brotherhood of Electrical Workers, AFL-CIO, and
effective June 24, 2001, between CECONY and Local 3, International Brotherhood of Electrical Workers, AFL-CIO; and

   (e) a special increase in Pension Allowance, effective April 1, 2001, for certain CECONY Participants and their surviving spouses.
Each provision has its own effective date that is stated in the Plan.

        Except as otherwise specifically provided herein, the rights and benefits of any Participant who retires or whose employment is terminated are determined in accordance with the provisions of the Plan as in effect and operative at the time of such retirement or termination.

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                                    ARTICLE I

                                   DEFINITIONS

1.01 ACCREDITED SERVICE means service recognized for purposes of computing the amount of any Pension Allowance and is determined as provided in Section
3.02. Effective January 1, 2001, wherever the term "Accredited Service" appears, "Accredited Service" also means "Credited Service" as that term is applied to determine a benefit for an O&R Participant. For an O&R Participant, a Year of Credited Service is a Year of Vesting Service during the period of Plan participation.

1.02 ACCUMULATED CONTRIBUTIONS means the sum of an O&R Participant's contributions to the O&R Plan plus interest at the rate per annum, compounded annually, of 2 1/2 per centum prior to January 1, 1963; 3 per centum after December 31, 1962, and prior to January 1, 1976; 5 per centum after December 31, 1975, and prior to January 1, 1981; 6 per centum after December 31, 1980, and prior to January 1, 1986; 7 per centum after December 31, 1985, and prior to January 1, 1988, and after December 31, 1987, the interest rate determined pursuant to the provisions of Code Section 411(c)(2)(C) as in effect from time to time thereafter.

1.03 ACTUARIAL EQUIVALENT means equivalent value determined on the basis of the applicable factors set forth in Appendix A, Section A-1 for CECONY Participants, in Appendix A, Section A-2 for O&R Participants, and in Appendix A, Section A-3 for CEI Participants, except as otherwise specified in the Plan.

1.04 ADJUSTED IRS INTEREST RATE means, for a CECONY Participant, the rate of interest used in conjunction with the IRS Interest Rate in the calculation of the present

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value of benefits, to take account of prospective cost of living adjustments, pursuant to Section 11.02, which shall be determined by:

   (a) dividing the IRS Interest Rate, as determined for a Participant's Annuity Starting Date, by 100;

   (b)  adding 1.0000 to the amount determined under (a);

   (c)  dividing the amount determined in (b) by the lesser of (x) the sum of
(A) 0.9694, plus (B) the product of 0.7194 and the amount determined in (a), or
(y) 1.0300;

   (d)  subtracting 1.0000 from the amount determined in (c); and

   (e) multiplying the amount determined in (d) by 100, provided, however, that in no event shall the Adjusted IRS Interest Rate exceed the IRS Interest Rate as of any date of determination.

1.05 AFFILIATE means any company which is a member of a controlled group of corporations (as defined in Code Section 414(b)), which also includes as a member the Company, any trade or business under common control (as defined in Code Section 414(c)), with the Company, any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)), which includes the Company, and any other entity required to be aggregated with the Company pursuant to regulations under Code Section 414(o). Notwithstanding the foregoing sentence, for purposes of determining the Maximum Benefit Limitation, as provided in Section 4.09 of the Plan, the definitions in Code Sections 414(b) and (c) shall be modified as provided in Code Section 415(h).

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1.06    ANNUAL BASIC STRAIGHT-TIME COMPENSATION means:

   (a) for a CECONY Weekly Employee, his or her regular stated rate of pay in his or her last pay period in each calendar year, determined prior to any Pre-Tax Contributions, on which overtime and other premium payments are based, and, except as set forth in the definition of Final Average Pay, shall not include premium, overtime payments, or similar payments. In the case of an hourly-paid CECONY Weekly Employee, Annual Basic Straight-Time Compensation will be determined by multiplying the CECONY Weekly Employee's hourly rate by his or her regular weekly schedule of hours multiplied by fifty-two (52); and

   (b) for a CECONY Management Participant and a CECONY Transferred Participant, his or her regular stated annual rate of salary in his or her last pay period in each calendar year, determined prior to any Pre-Tax Contributions, excluding premium pay, overtime pay, payments under deferred compensation, incentive, or other Employer benefit or compensation plans, and all other forms of special pay.

1.07    ANNUAL COMPENSATION means:

   (a) for a CECONY Weekly Employee, his or her Annual Basic Straight-Time Compensation;

   (b) for a CECONY Management Participant and a CECONY Transferred Participant, for Plan Years commencing prior to January 1, 1999, his or her Annual Basic Straight-Time Compensation;

   (c) for a CECONY Management Participant, a CECONY Transferred Participant, and a CEI Participant, for Plan Years commencing on and after January 1, 1999, the sum of his or her Annual Basic Straight-Time Compensation and Annual Variable Pay Award;

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   (d)  for an O&R Management Employee, his or her Annual O&R Management
Compensation; and

   (e)  for an O&R Hourly Employee, his or her Annual Rate of Compensation.

        Commencing with the Plan Year beginning in 1994, Annual Compensation taken into account for any purpose under the Plan, including the determination of Final Average Salary and Final Average Pay, shall not exceed $150,000, or for Plan Years on and after 2002, $200,000 (as adjusted from time to time by the Secretary of the Treasury in accordance with Code Section 401(a)(17)(B)). Effective January 1, 1997, the compensation limit shall be applied without regard to the family aggregation provisions of Code Section 414(q)(6), as in effect prior to amendment by the Small Business Job Protection Act of 1996, in determining benefit accruals for Plan Years beginning on and after January 1, 1997, and, to the extent permissible under the IRS rules or regulations, for any earlier Plan Year.

1.08 ANNUAL O&R MANAGEMENT COMPENSATION means the regular remuneration paid to an O&R Management Employee on the basis of his or her regular workweek, determined prior to any Pre-Tax Contributions, and any awards paid to such O&R Management Employee after January 1, 1997, under the Orange and Rockland Utilities, Inc. Annual Team Incentive Plan ("ATIP") (such ATIP awards shall be credited to Annual O&R Management Compensation in the year in which paid). Annual O&R Management Compensation excludes any bonuses (other than ATIP awards), overtime, or other special pay and O&R's cost for any public or private employee benefit plan including the Plan. An O&R Management Employee receiving credit for Vesting Service and Credited Service on the basis of receipt of long-term disability benefits under the

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plan of such benefits sponsored by O&R shall be credited with Annual O&R
Management Compensation for that period at the same rate he or she had been receiving when last actively at work. Notwithstanding anything to the contrary in this definition: (i) ATIP awards will only be considered as Annual O&R Management Compensation if paid in a year in which the O&R Management Employee is on the active payroll of the Company or an Affiliate; (ii) if the final day on which an O&R Management Employee is on such active payroll is prior to the ATIP award payment date in the year which contains such final day on the active payroll, the ATIP award paid to such O&R Management Employee in such year shall be deemed to have been received during his or her Credited Service for the purpose of determining his or her Pension Allowance; and (iii) when determining an O&R Management Employee's rate of Annual O&R Management Compensation as of a particular date for the purpose of determining his or her deemed Annual O&R Management Compensation during a period of deemed Credited Service, the ATIP component of that Annual O&R Management Compensation rate shall be based upon the ATIP award paid to the O&R Management Employee in the year which contains the last date on which such O&R Management Employee is on the active payroll of the Company or an Affiliate.

1.09 ANNUAL RATE OF COMPENSATION means, for an O&R Hourly Employee paid at an hourly or weekly rate, the regular remuneration paid to an O&R Hourly Employee on the basis of his or her regular workweek, determined prior to any Pre-Tax Contributions, and excluding any bonuses, overtime, or special pay, O&R's cost for any public or private employee benefit plan including the Plan, for the last regular work week immediately preceding the date the Annual Rate of Compensation is being computed multiplied by 52.

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An O&R Hourly Employee receiving credit for Vesting Service and Credited Service on the basis of receipt of long-term disability benefits under the plan of such benefits sponsored by O&R shall be credited with Annual O&R Hourly Compensation for that period at the same rate he or she had been receiving when last actively at work.

1.10 ANNUAL VARIABLE PAY AWARD means the amount awarded, if any, to a Participant in a Plan Year under CECONY's variable pay compensation plan or O&R's ATIP. For an Employer other than CECONY or O&R, Annual Variable Pay Award means the amount awarded, if any, to a Participant in a Plan Year under the Employer's short-term incentive compensation plan that has been approved by the Plan Administrator. Effective November 15, 2001, the amount of any award to be counted under this Plan for a CECONY Transferred Participant or a CEI Participant shall not exceed 25% of the Participant's rate of base annual salary or pay in effect as of January 1 of the Plan Year in which the award is made. Any awards under a long-term incentive compensation plan shall not be includible in any "Annual Variable Pay Award." Commissions paid by an Employer also shall be considered to have been awarded pursuant to a short-term incentive compensation plan and shall be subject to the overall aggregate limit of 25% of base annual salary (exclusive of commissions).

1.11 ANNUITY STARTING DATE means, unless the Plan expressly provides otherwise, the first day of the first period in or for which an amount is due as an annuity or any other form.

1.12 APPROVED LEAVE OF ABSENCE means, for an O&R Employee, an absence from employment, granted to and approved by O&R in a uniform and non-discriminatory

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manner; it also means an absence for service in the Armed Forces or other governmental agency, provided that, and only so long as, reemployment rights are protected by law.

1.13 BENEFICIARY means the person, persons, or entity named by a Participant by written designation filed with the Plan Administrator to receive payments after the Participant's death.

1.14 BOARD means the Board of Trustees of CECONY, as from time to time constituted, or its delegate.

1.15 BREAK IN SERVICE means a Plan Year in which an Employee completes 500 or fewer Hours of Service.

1.16 CASH BALANCE ACCOUNT means a hypothetical bookkeeping account to which is credited the allocations and interest credits on behalf of a CEI Participant pursuant to Article IV. The benefit attributable to a CEI Participant's Cash Balance Account payable upon an Annuity Starting Date shall be equal to the Cash Balance Account at such Annuity Starting Date projected to Normal Retirement Date at the IRS Interest Rate and discounted back to the Annuity Starting Date at the IRS Interest Rate and assuming no mortality factor.

1.17 CASH BALANCE SINGLE SUM PAYMENT means a lump sum payment in the amount of the Participant's Cash Balance Account at the Participant's Annuity Starting Date.

1.18 CASH OUT means a lump sum distribution of the Actuarial Equivalent of 100% of the Participant's nonforfeitable accrued Pension Allowance, as more fully described in Section 5.02(b)(4).

1.19 CECONY means the Consolidated Edison Company of New York, Inc., and any successor by merger, purchase or otherwise.

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1.20    CECONY MANAGEMENT PARTICIPANT means a participant in the CECONY
Management Plan on or before December 31, 2000, a transferred O&R Management Participant, who by the terms and operation of Appendix C, becomes a CECONY Management Participant, and an Affected IP Employee (as defined in Appendix J) hired on or after January 1, 2001, on the management payroll of CECONY and who, but for this provision, would have been a CEI Participant.

1.21 CECONY MANAGEMENT PLAN means the Consolidated Edison Retirement Plan for Management Employees, as in effect on December 31, 2000.

1.22 CECONY PARTICIPANT means a CECONY Weekly Participant, a CECONY Management Participant and a CECONY Transferred Participant. CECONY Participant also means a former employee and/or retiree of CECONY who, as of December 31, 2000, had a vested right to a Pension Allowance from the CECONY Management Plan or the CECONY Weekly Plan.

1.23 CECONY RETIREE HEALTH PROGRAM means The Consolidated Edison Retiree Health Program as from time to time in effect.

1.24 CECONY TRANSFERRED PARTICIPANT means a CECONY Management Participant who transfers directly, without a break in employment, from the payroll of CECONY to the payroll of O&R, a CEI Affiliate or another Employer.

1.25 CECONY WEEKLY EMPLOYEE means an Eligible Employee employed by and on the weekly payroll of CECONY who is a member of the collective bargaining unit represented by Local 1-2 of the Utility Workers' Union of America, AFL-CIO, or a member of the collective bargaining unit represented by Local 3 of the International Brotherhood of Electrical Workers, AFL-CIO.

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1.26    CECONY WEEKLY PARTICIPANT means a CECONY Weekly Employee who was a participant in the CECONY Weekly Plan or becomes a Participant in this Plan.

1.27 CECONY WEEKLY PLAN means the Consolidated Edison Pension and Benefits Plan as in effect on December 31, 2000.

1.28 CEI PARTICIPANT means an Eligible Employee of CECONY or O&R, hired on or after January 1, 2001, who is neither a CECONY Weekly Employee nor an O&R Hourly Employee nor an Affected IP Employee (as defined in Appendix J). CEI Participant also means an Eligible Employee of a CEI Affiliate, other than a CECONY Transferred Participant (without regard to his or her hire date), for whom the CEI Affiliate has elected to extend participation in the Plan, as set forth in Appendix B. CEI Participant also means an Eligible Employee of an Affiliate that becomes an Employer on or after January 1, 2001, and for whom such Employer, with the consent of CECONY, extends participation.

1.29 CEI AFFILIATE OR CEI AFFILIATES means one, more than one, or all, as the context indicates, of Consolidated Edison Communications, Inc. ("CEC"); Consolidated Edison Solutions, Inc. ("CES"); Consolidated Edison Energy, Inc. ("CEE"); Consolidated Edison Development, Inc. ("CED") Consolidated Edison Energy Massachusetts, Inc. ("CEEM"), and CED Operating Company, L.P. ("CEDOC").

1.30 CODE means the Internal Revenue Code of 1986, as amended from time to time.

1.31 COMPANY means Consolidated Edison, Inc. or any successor by merger, purchase or otherwise.

1.32 CONSOLIDATED RPA '94 LUMP SUM CONVERSION FACTORS means, effective January 1, 1997, the table of actuarial factors used to convert an immediate or deferred

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annuity, determined in accordance with or by reference to Section 4.02, into an actuarially equivalent lump sum. Such factors shall be based on the IRS Mortality Table and shall take into account the IRS Interest Rate for the period prior to a Participant's Normal Retirement Date and the Adjusted IRS Interest Rate for the period subsequent to the Participant's Normal Retirement Date. The enrolled actuary shall provide to the Plan Administrator tables of Consolidated RPA '94 Lump Sum Conversion Factors determined on the basis of the IRS Interest Rate in effect in each "lookback month" as that term is defined in the definition of IRS Interest Rate.

1.33 CREDITED SERVICE means each Plan Year in which the O&R Participant has earned or is credited with a Year of Vesting Service during Plan participation. Effective on and after January 1, 2001, in this Plan, Credited Service means Accredited Service.

1.34 DISABILITY means a total and permanent disability, which qualifies the Participant to receive Social Security disability benefits.

1.35    EFFECTIVE DATE means (i) August 1, 1975, for the CECONY Weekly Plan;
(ii) January 1, 1983, for the CECONY Management Plan; (iii) February 1, 1954, for the O&R Plan; and (iv) January 1, 2001, for this Plan.

1.36 ELIGIBLE EMPLOYEE means, in the case of CECONY and O&R, an Employee. In the case of each CEI Affiliate, an Eligible Employee is a CECONY Transferred Participant and any other Employee to whom such CEI Affiliate has elected or elects, with the approval of CECONY, to extend participation in the Plan, as set forth in Appendix B. In the case of any other Employer, an Eligible Employee is only the person(s) to whom such Employer specifically elects or elected, with the approval of CECONY, to extend participation in this Plan, as set forth in Appendix B. An Eligible

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Employee does not mean a person working on a temporary or seasonal basis. An
Eligible Employee is not a Leased Employee or a person who has entered into a written contract that provides he or she (a) is an independent contractor and not an Employee and/or (b) waives participation in the Plan. An independent contractor shall not be eligible to participate in the Plan during the period the written contract is in effect without regard to whether such person is reclassified as an Employee for such period by the Internal Revenue Service for tax withholding purposes.

1.37 EMPLOYEE means any individual who is employed by and a common law employee of the Company, an Employer, or an Affiliate or who is a Leased Employee. An Employee means a person who is receiving compensation other than a pension, severance pay, a retainer, or fee under contract.

1.38 EMPLOYER OR EMPLOYERS means one, more than one, or all, as the context so indicates, of CECONY, O&R, each CEI Affiliate, and each Affiliate to the extent that it has elected or elects, in the future, to participate in the Plan with the consent of CECONY as provided in Section 10.03.

1.39 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.40 FINAL AVERAGE PAY means, for purposes of a CECONY Weekly Employee, the average of Annual Basic Straight-Time Compensation, calculated to the nearest whole dollar, for the sixty (60) consecutive calendar months out of the last one hundred twenty (120) months of his or her Accredited Service which produce the highest average. If he or she has less than sixty (60) consecutive calendar months, Final Average Pay means the highest average of his or her Annual Basic Straight-Time Compensation during all

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months of Accredited Service. For a Local 3 Weekly Employee who has an effective retirement date after August 31, 1997 and before December 1, 2001, fifty percent (50%), and for a Local 1-2 Weekly Employee who has an effective retirement date after November 30, 2000 and for a Local 3 Weekly Employee who has an effective retirement date after November 30, 2001, one hundred percent (100%), of the aggregate amount of such CECONY Weekly Employee's pay attributable exclusively to Sunday premium pay and night shift and midnight shift differential premium pay during a calendar year shall be added to such Employee's Annual Basic Straight-Time Compensation for such calendar year for purposes of determining such Employee's Final Average Pay under the Final Average Pay pension benefit formula only. Solely for purposes of this Section, months of Accredited Service separated by a Break in Service shall be deemed consecutive.

1.41 FINAL AVERAGE SALARY means, for purposes of a CECONY Management Participant, the sum of (i) the average of Annual Basic Straight-Time Compensation calculated to the nearest whole dollar, during the sixty (60) consecutive calendar months in the last one hundred twenty (120) months of his or her Accredited Service which produce the highest average, or during all of the months of his or her Accredited Service if less than sixty (60) consecutive calendar months and (ii) the average of the five consecutive Annual Variable Pay Awards, calculated to the nearest whole dollar, in the ten-year period ending on the CECONY Management Participant's termination of employment during which such average is the highest. In calculating such average, the sum of the applicable Annual Variable Pay Awards shall always be divided by five, regardless of the number of awards actually paid to the CECONY Management

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Participant. Solely for the purpose of this Section, months of Accredited
Service separated by a Break in Service shall be deemed consecutive. The determination of Final Average Salary shall be subject to the provisions of Code
Section 401(a)(17).

1.42 FMLA means the Family and Medical Leave Act of 1993, as amended from time to time.

1.43 HIGHLY COMPENSATED EMPLOYEE means any Employee, who, during the preceding Plan Year received compensation, as defined in Code Section 415(c), in excess of $80,000, adjusted by the cost-of-living adjustment, as defined in Code
Section 415, and was in the "top paid group." An Employee will be in the "top-paid group" if he or she is one of the 20% highest paid Employees.

1.44    HOUR OF SERVICE  means:

   (a) Each hour for which the Employee is paid or entitled to payment for the performance of duties for the Company or an Affiliate.

   (b) An Hour of Service also is each hour for which an Employee is paid, or entitled to payment, by the Company or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence.

   (c) Notwithstanding subsection (b), no more than 501 Hours of Service are required to be credited to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period).

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   (d)  An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed is not required to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, or unemployment compensation or disability insurance laws.

   (e) Hours of Service are not required to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

   (f) A payment shall be deemed to be made by or due from the Company or an Affiliate regardless of whether such payment is made by or due from the Company or an Affiliate directly, or indirectly through, among others, a trust fund, or insurer, to which the Company or an Affiliate contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

   (g) An Hour of Service is each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company or an Affiliate. The same Hours of Service shall not be credited both under subsection
(a) or subsection (b), as the case may be, and under this subsection (g). Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subsection (b) shall be subject to the limitations set forth in that paragraph.

   (h) With regard to an Employee for whom a record of his or her Hours of Service is not maintained, (i) one day of employment equals 10 Hours of Service,
(ii) one week of

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employment equals 45 Hours of Service, and (iii) one month of employment equals
190 Hours of Service.

   (i) Hours of Service shall be determined and calculated in accordance and compliance with the Department of Labor Regulations set forth in 29 CFR 2530. 200b-2.

1.45 IRS INTEREST RATE means, effective January 1, 1997, the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of Internal Revenue for the second full calendar month preceding the applicable Stability Period. Such second full calendar month preceding the applicable Stability Period shall be deemed the "Lookback Month." For purposes of a Cash Balance Account, the IRS Interest Rate means the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of Internal Revenue for the second full calendar month immediately preceding the calendar quarter in which the Interest Rate is credited.

1.46 IRS MORTALITY TABLE means, effective January 1, 1997, the mortality table prescribed by Secretary of the Treasury under Code Section
417(e)(3)(A)(ii)(I) as in effect on the first day of the applicable Stability Period.

1.47 LAYOFF means an Employee's separation from the active payroll of an Employer for lack of work or such other reason, in no way the fault of the Employee, as may be determined by the Employer.

1.48    LEASED EMPLOYEE means any person as so defined in Code Section 414(n).

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1.49    LIMITATION YEAR means the calendar year.

1.50 NAMED FIDUCIARY means the person or persons designated in accordance with Section 7.01 to serve as named fiduciaries, within the meaning of ERISA
Section 4.02(a), with respect to the Plan.

1.51 NON-SUSPENDIBLE MONTH means a calendar month beginning either on or after (i) a Participant's Normal Retirement Date or (ii) a Participant has begun receiving a Pension Allowance during which the Participant does not complete at least 40 Hours of Service, as the term "Hours of Service" is defined in 29 CFR 2530.200b-2(a)(1) and (2).

1.52 NORMAL RETIREMENT AGE means an Eligible Employee's 65th birthday or, if later, the fifth anniversary of the date he or she becomes a Participant. Normal Retirement Age, for an O&R Management Employee who was hired on or before December 31, 2000, or for an O&R Hourly Employee, means his or her 65th birthday.

1.53 NORMAL RETIREMENT DATE means the first day of the calendar month immediately following an Employee's Normal Retirement Age.

1.54 O&R means Orange and Rockland Utilities, Inc. and its affiliates, Rockland Electric Company and Pike County Light and Power Company.

1.55 O&R EARLY RETIREMENT DATE means, the date of an O&R Participant's termination of employment from the Company or an Affiliate after the Participant attains his or her 55th birthday and completes ten (10) years of Vesting Service.

1.56 O&R EMPLOYEE means an Employee employed by and on the active payroll of O&R.

1.57 O&R HOURLY EMPLOYEE means an Employee who is employed by and on the active payroll of O&R and a member of the collective bargaining unit represented by Local Union 503, International Brotherhood of Electrical Workers, AFL-CIO.

1.58 O&R MANAGEMENT EMPLOYEE means an O&R Employee on the management payroll of O&R as of December 31, 2000.

1.59 O&R PARTICIPANT means an O&R Management Employee and an O&R Hourly Employee who have met the participation requirements of Section 2.01, and any former O&R Employee who, as of December 31, 2000, has a vested Pension Allowance in the O&R Plan.

1.60 O&R PLAN means the Employees' Retirement Plan of Orange and Rockland Utilities, Inc. as in effect on December 31, 2000.

1.61 PARENTAL LEAVE means a period in which the Employee is absent from work immediately following his or her active employment because of the Employee's pregnancy, the birth of the Employee's child, the placement of a child with the Employee in connection with the adoption of that child by the Employee, or for purposes of caring for that child for a period beginning immediately following birth or placement.

1.62 PARTICIPANT means a CECONY Participant, O&R Participant, CEI Participant and any other person included in the participation of the Plan.

1.63 PENSION ALLOWANCE means a Participant's accrued benefit payable in the form of monthly payments as provided in Article 5. A Pension Allowance may be payable as a Normal Retirement Pension Allowance, an Early Retirement Pension Allowance, a Disability Pension Allowance or a Vested Pension Allowance. Pension Allowance also means a Cash-Out or a Cash Balance Single Sum Payment in those instances in which a

Participant elects or is deemed to elect his or her Pension Allowance in the form of a lump-sum payment.

1.64 PLAN means The Consolidated Edison Retirement Plan, as set forth in this document, and as amended from time to time. The Consolidated Edison Retirement Plan is the renamed and amended CECONY Weekly Plan into which the CECONY Management Plan and the O&R Plan were merged.

1.65 PLAN ADMINISTRATOR means the person or persons designated by the Named Fiduciaries to administer and supervise the Plan as provided in Article 7.

1.66    PLAN YEAR means the calendar year.

1.67 PRE-TAX CONTRIBUTION means any pre-tax contributions to (a) a qualified "cash or deferred arrangement," as defined in Code Section 401(k), (b) a "cafeteria plan," as defined in Code Section 125, or (c) a "transportation reimbursement plan," as defined in Code Section 132.

1.68 PRIOR PLAN OR PRIOR PLANS mean one or more, as the context indicates, of the CECONY Weekly Plan, the CECONY Management Plan and the O&R Plan, as in effect on December 31, 2000.

1.69 RULE OF 75 PARTICIPANT means a CECONY Participant whose years of age and Accredited Service (each rounded to the nearest whole number) total at least 75 ("75 points") on the Annuity Starting Date.

1.70 RULE OF 85 PARTICIPANT means an O&R Participant whose years of age and Vesting Service (on the Plan Year measurement basis only) total at least 85 on the O&R Participant's Early Retirement Date.

1.71 SOCIAL SECURITY RETIREMENT AGE means age 65 with respect to a Participant who was born before January 1, 1938; age 66 with respect to a Participant who was born after December 31, 1937, and before January 1, 1955; and age 67 with respect to a Participant who was born after December 31, 1954.

1.72 SOCIAL SECURITY TAXABLE WAGE BASE means the taxable wage base in effect under Section 230 of the Social Security Act at the beginning of the Plan Year in which occurs the Participant's termination of employment from the Company or an Affiliate.

1.73 SPOUSAL CONSENT means written consent given by a Participant's spouse to an election made by the Participant of a specified optional form of Pension Allowance or a designation of a specified Beneficiary as provided in Article 5. Spousal Consent shall be duly witnessed by a Plan representative or notary public and shall acknowledge the effect on the spouse of the Participant's election. The requirement for Spousal Consent may be waived by the Plan Administrator in the event that the Participant establishes to the Plan Administrator's satisfaction that he or she has no spouse, that such spouse cannot be located, or under such other circumstances as may be permitted under applicable Treasury Department regulations. Spousal Consent shall be applicable only to the particular spouse who provides such consent. Spousal Consent shall be applicable only to the specific optional form of Pension Allowance elected or the specific Beneficiary designated pursuant thereto, unless the spouse expressly waives the right to consent to future changes.

1.74 STABILITY PERIOD means the calendar month in which occurs the Annuity Starting Date for the distribution.

1.75 SURVIVING SPOUSE means, for a CECONY Participant or a CEI Participant, the lawful spouse married to the Participant on the Participant's Annuity Starting Date. Surviving Spouse means, for an O&R Participant, the lawful spouse who has been married to the Participant throughout the one-year period ending on the Annuity Starting Date and surviving at the Participant's date of death.

1.76 TOTAL SALARY means the total Annual Basic Straight-Time Compensation, of a CECONY Participant for his or her years of Accredited Service, calculated to the nearest whole dollar, not to exceed the last 30 years of Accredited Service. The Annual Basic Straight-Time Compensation for any period of Accredited Service shall be deemed to be no less than such compensation as was applicable to the CECONY Participant for the 14th calendar year prior to the calendar year of his or her retirement, but in no event less than $3,000. For a CECONY Participant whose Annual Basic Straight-Time Compensation at the time of retirement is at a rate of $3,000 or less, the Annual Basic Straight-Time Compensation for any period of Accredited Service shall be deemed to be no less than an annual amount determined at the rate of his or her Annual Basic Straight-Time Compensation at the time of retirement.

1.77 TRUSTEE means the trustee or trustees by whom the funds of the Plan are held, as provided in Article 8.

1.78 TRANSFERRED O&R MANAGEMENT PARTICIPANT means an Employee described in Appendix C of the Plan.

1.79 VESTING SERVICE means service recognized for purposes of determining a Participant's non-forfeitable right to a Pension Allowance under the Plan. Vesting Service is computed based on the Plan Year.

1.80 YEAR OF ACCREDITED SERVICE means 12 months of consecutive or non-consecutive Accredited Service.

                                   ARTICLE II

                                  PARTICIPATION

2.01    PARTICIPATION REQUIREMENTS

   (a) Each person who, on December 31, 2000, was a participant in a Prior Plan shall continue to be a Participant in the Plan.

   (b) An Eligible Employee, other than an O&R Hourly Employee, who is hired on or after December 31, 2000, becomes either a CEI Participant, or in the case of a CECONY Weekly Employee, a CECONY Weekly Participant, as of the date he or she first completes an Hour of Service.

   (c) An O&R Management Employee and an O&R Hourly Employee shall become a Participant on the first day of the month following the earlier of:

        (1) the first anniversary date of his or her employment if he or she completes 1,000 Hours of Service within the 12-month period measured from the date on which he or she first completes an Hour of Service; or

        (2) the end of the first Plan Year occurring immediately subsequent to the Plan Year in which he or she first completes an Hour of Service during which he or she completes 1,000 Hours of Service.

2.02    EVENTS AFFECTING PARTICIPATION

        A Participant's participation in the Plan shall end when he or she is no longer employed by an Employer, the Company or an Affiliate and not entitled to a vested Pension Allowance. Participation shall continue while on an approved leave of absence or during a period while he or she is not an Eligible Employee but is in the employ of the Company or an Affiliate. Such Employee's benefit shall be determined in accordance with the provisions of the Plan in effect on the date he or she ceases to be an Eligible Employee.

2.03    PARTICIPATION UPON REEMPLOYMENT

        If the participation of a CECONY Participant or a CEI Participant ends and he or she again becomes an Eligible Employee without incurring a Break in Service, he or she shall again become a Participant as of his or her date of restoration to service as an Eligible Employee. If an O&R Participant's participation ends, and he or she again becomes an Eligible Employee, her or she shall not forfeit any benefits in which he or she was previously vested and he or she again becomes a Participant as of his or her date of restoration to service as an Eligible Employee once he or she has again met the participation requirements set forth in Section 2.01.

                                   ARTICLE III

                                     SERVICE

3.01    VESTING SERVICE

   (a)  SPECIAL VESTING RULES

        (1) Vesting Service credited to an Employee under a Prior Plan as of December 31, 2000, shall be credited as Vesting Service under this Plan. Vesting Service shall not include any service that would have been disregarded under the break in service provisions of the Employee's Prior Plan.

        (2) Effective on the specific date set forth below, each of the following Participants shall be 100% vested in and have a nonforfeitable right to his or her Pension Allowance:

           (i) pursuant to the "change in control" provision in the O&R Plan, only each O&R Participant who was on the payroll of O&R on August 20, 1998, (the date the shareholders of O&R approved the acquisition of O&R by the Company) shall be 100% vested as of August 20, 1998;

           (ii) each "WMECO Participant," as defined in Appendix D, who was employed at the WMECO Facilities on July 19, 1999 shall be 100% vested as of July 19, 1999;

           (iii) each "CECONY Participant at Divested Operations," as defined in Appendix H, shall be 100% vested as described in Appendix H; and

           (iv) each "Affected IP Employee," as defined in Appendix J, shall be 100% vested on the date of the closing of the sale of Indian Point.

   (b)  GENERAL VESTING RULES

        (1) Effective on and after January 1, 2001, except as otherwise provided in the Plan, Vesting Service begins on the date the Employee first completes an Hour of Service and ends on the Employee's termination of employment from the Company or an Affiliate.

        (2) A Participant, other than an O&R Participant, will be credited with a Year of Vesting Service in each Plan Year in which he or she is credited with 1000 Hours of Service or six months of service. An O&R Participant shall be credited with a year of Vesting Service in each Plan Year in which he or she is credited with 1000 Hours of Service. In determining an Employee's years of Vesting Service, if it should result in a grant of Vesting Service more favorable to the Employee, the equivalencies for determining Hours of Service shall be used, provided that such equivalencies are consistently applied.

        (3) An O&R Management Employee hired on or after August 20, 1998 and an O&R Hourly Employee who completes 1000 Hours of Service during the 12 months commencing with the month in which he or she first completes an Hour of Service and also during the Plan Year following the Plan Year in which he or she completed his or her first Hour of Service, shall be credited with two years of Vesting Service as of the end of the Plan Year following the Plan Year in which he or she completed his or her first Hour of Service.

   (c) BREAK IN SERVICE RULES. Solely for purposes of determining if a Break in Service for participation and vesting purposes has occurred, an Employee who is absent from work because of Parental Leave or a leave under the FMLA shall receive credit for the number of Hours of Service that the Employee would normally have received but for such absence, or where such Hours cannot be determined, eight
(8) Hours of Service for each day of absence, subject to a maximum of 501 Hours of Service for any one such absence. The Hours of Service will be credited to the Plan Year in which the absence began if the Employee would otherwise incur a Break in Service in such Plan Year, or if not, in the immediately following Plan Year. In order to receive Hours of Service credit for such absence, the Employee shall be required to provide such information or certification as to the nature of the absence as may be required by the Plan Administrator.

   (d) Notwithstanding any provision of this Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). If an Employee is absent because of service in the uniformed services of the United States and if he or she has returned to the service of the Company or an Affiliate or applied to return while his or her reemployment rights were protected by law, then, in that event, that absence shall not count as a Break in Service, but instead shall be counted as Vesting Service to the extent required by law.

   (e) A period of absence due to a paid sick leave granted by the Company or an Affiliate, other than O&R, and one period up to a maximum of six months during a Participant's aggregate period of employment with the Company or an Affiliate, during which a Participant is on an approved leave of absence granted for any other reason will be considered Vesting Service.

   (f) The first six months of a Parental Leave or an FMLA Leave for maternity or paternity reasons will constitute Vesting Service if the Participant returns to active employment for a period equal to the lesser of (i) the Parental Leave or FMLA Leave or (ii) six months.

   (g) O&R shall credit an Approved Leave of Absence as Vesting Service, provided that upon conclusion of such "Approved Leave of Absence," the O&R Participant returns to employment with O&R or an Affiliate or is eligible to retire on a Normal Retirement Date or an Early Retirement Date.

3.02    ACCREDITED SERVICE

   (a) Accredited Service and Credited Service credited to a Participant under a Prior Plan as of December 31, 2000, shall be treated as Accredited Service under this Plan. Accredited Service shall not include any service that would have been disregarded under the provisions of the applicable Prior Plan.

   (b) Except as provided below, only active service with and on the payroll of an Employer as an Eligible Employee shall be Accredited Service under the Plan. Subject to the provisions below, a period between a Break in Service and a reemployment date, whether or not counted as Vesting Service, shall not be counted as Accredited Service. A Participant who has five years of Vesting Service or who becomes 100% vested, on account of operation of another provision in the Plan, will receive Accredited Service for all of his or her years and months of active service after becoming fully vested regardless of a subsequent Break in Service.

   (c) Accredited Service shall include, to the extent required by law, any period of absence from service with the Company or an Affiliate due to a period of service in the uniformed services of the United States which is counted in a Participant's Vesting Service as provided in Section 3.01(b). The Participant shall be deemed to have earned Annual Compensation during the period of absence at the rate he or she would have received had he or she remained employed as an Eligible Employee for that period or, if such rate is not reasonably certain, on the basis of the Participant's rate of compensation during the 12-month period immediately preceding such period of absence (or if shorter, the period of employment immediately preceding such period).

   (d) Accredited Service for a CECONY Participant shall include a period of absence due to a paid sick leave granted by CECONY. Effective July 1, 1996, Accredited Service for a CECONY Participant and a CEI Participant shall include one period, of up to a maximum of six months, during which a CECONY Participant or a CEI Participant is on an approved leave of absence granted for any reason other than sick leave. The first six months of such a Parental Leave or an FMLA leave granted for maternity or paternity reasons shall constitute Accredited Service, if the Participant returns to active employment for a period equal to the lesser of (i) the Parental Leave or FMLA Leave or (ii) six months.

   (e) Unless otherwise explicitly set forth in the Plan, Accredited Service shall not be credited for any period in which a Participant is not actively employed as an Eligible Employee. Any person, who enters into a written contract, that provides that he or she is an independent contractor and not an Employee, and waives participation in the Plan, shall not receive any Accredited Service for the period such written contract is in effect.

   (f) An O&R Participant who has less than the normal number of Hours of Service for full-time employment in the first Plan Year of participation and in the Plan Year in which employment terminates, the fraction of each such Plan Year that will be recognized for Accredited Service shall not be less than the fraction, the numerator of what is the number of Hours of Service as a Participant and the denominator of which is the normal number of Hours of Service in a Plan Year for normal employment.

   (g) Union Officer Service for O&R Hourly Participant. To the extent not already counted as Vesting Service and Accredited Service above--

        (1) The local union President of the union at O&R who on or after January 1, 1983 is absent from work at O&R without pay for proper union business, who would otherwise have been scheduled to work, with proper notification to O&R, shall be entitled to both Vesting Service and Accredited Service at the rate of eight (8) hours per day or 40 hours per week, not to exceed 100 days per calendar year for such periods of absence.

        (2) The local union Vice Presidents, Recording Secretaries, Financial Secretaries, Treasurers and the Unit Chairman, Unit Vice Chairman and Unit Recorder at O&R who on or after January 1, 1983 are absent from work, without pay for proper union business, who would otherwise have been scheduled to work, with proper notification to O&R, shall be entitled to both Vesting Service and Accredited Service at the rate of eight (8) hours per day or 40 hours per week, not to exceed 40 days per calendar year for such periods of absence.

        (3) Any other bargaining unit member at O&R who on or after January 1, 1983 is absent from work without pay and who is participating in a recognized O&R-union activity, with proper notification to O&R, shall be entitled to both Vesting Service and Accredited Service at the rate of eight (8) hours per day or 40 hours per week, not to exceed five (5) days per calendar year for such periods of absence.

3.03    RE-EMPLOYMENT OF PARTICIPANT-
        SUSPENSION OF BENEFITS AND BREAK IN SERVICE RULES

   (a) SUSPENSION OF BENEFITS. Effective January 1, 2001, any Participant who is receiving a Pension Allowance and restored to service with the Company or an Affiliate as an Employee, shall have the following apply:

        (1) The Participant's Pension Allowance shall be suspended for each month in which the Participant completes at least 40 Hours of Service.

        (2) Any Vesting Service to which the Participant was entitled when he or she retired or terminated service shall be restored to him or her.

        (3) If the Participant is employed by an Employer as an Eligible Employee, upon later retirement or termination, he or she shall be entitled to an additional Pension Allowance based on his or her initial benefit formula applicable to the Participant prior to re-employment and his or her Annual Compensation and Accredited Service credited to the person beginning after his or her re-employment date. The additional Pension Allowance shall be equal to the greater of:

           (i) an amount determined in accordance with the benefit formula applicable to the re-employed Participant as if the Participant's date of re-employment were his or her first day of employment as an Eligible Employee. (His or her Accredited Service prior to the date of re-employment shall not be taken into account in determining his or her number of Years of Accredited Service but shall be taken into account in determining the applicable percentage of the Participant's Final Average Salary or the Participant's Annual Compensation); or

           (ii) an amount equal to the excess of (I) the present value of a Pension Allowance determined in accordance with the applicable benefit formula on the basis of his or her Accredited Service and Final Average Salary or Annual Compensation, each aggregated to include the periods before and after the date of restoration to service, over (II) the present value of the Pension Allowance payments received prior to his or her re-employment and, if applicable, during the period of reemployment. Any such amount shall be converted into an annuity. For the purpose of item (ii)(II) of the foregoing sentence, the present value of Pension Allowance payments shall be determined on the basis of the IRS Mortality Table and the Adjusted IRS Interest Rate applicable to the Participant.

        (4) The additional Pension Allowance shall be payable under any of the optional forms described in Section 5.02, as elected by the Participant in accordance with Section 5.03, regardless of the optional form in which the Pension Allowance that commenced prior to his or her reemployment is payable.

        (5) A Participant whose Pension Allowance is suspended in accordance with this Section 3.03 shall be provided with notice that his or her Pension Allowance is being suspended in accordance with the provisions of the Department of Labor Regulations Section 2530.203-3.

   (b) RE-EMPLOYMENT WITHOUT BREAK IN SERVICE. If either a Participant with a deferred vested Pension Allowance, a former non-vested Participant, or an Employee who was never a Participant, is re-employed without having a Break in Service, his or her participation date, Vesting Service and Accredited Service shall be determined as provided in Sections 2.01, 3.01 and 3.02, respectively. If a former Participant received a Cash Out, the Accredited Service to which he or she was entitled at the time of his or her termination of service shall be restored to him or her only in accordance with the provisions of Section 3.03(c). Upon subsequent retirement, the Pension Allowance of a Participant whose Accredited Service has been restored pursuant to this subparagraph shall never be less than that which was accrued under the Plan through the date of prior termination.

   (c) RE-EMPLOYMENT AFTER BREAK IN SERVICE. If a Participant with a deferred vested Pension Allowance or a former Participant who received a Cash Out, is restored to service as an Eligible Employee, after having had a Break in Service, the following shall apply:

        (1) The Vesting Service to which he or she was previously entitled shall be restored to him or her.

        (2) Any Accredited Service to which the Participant was entitled at the time of his or her termination of service shall be restored to him or her; provided, however, that in the case of a Participant who received a Cash Out, the Participant repays the amount of the Cash Out, if any, received upon his or her initial termination of service, together with interest on that amount at the rate prescribed by Code Section 411(a)(7)(C), to the date of repayment.

        (3) Upon later termination or retirement of a Participant whose previous Accredited Service has been restored under this Section 3.03(c), his or her Pension Allowance shall be based on the applicable benefit formula for the re-employed Participant and his or her total Annual Compensation and Accredited Service while an Eligible Employee.

   (d) RE-EMPLOYMENT OF NON-VESTED PARTICIPANT AFTER BREAK IN SERVICE. If a former non-vested Participant is restored to service as an Eligible Employee or an Employee, after having had a Break in Service, the following shall apply:

        (1) If he or she is re-employed as an Eligible Employee, he or she shall again become a Participant as of his or her date of restoration to service as an Eligible Employee.

        (2) Upon his or her restoration to participation, the Vesting Service to which he or she was previously entitled shall be restored to him or her, if his or her period of Break in Service does not exceed five years, determined at the time of the Break in Service, excluding any Vesting Service disregarded by reason of any earlier Break in Service.

        (3) Any Accredited Service to which the Participant was entitled at the time of his or her termination of service which is included in the Vesting Service, so restored, shall be restored to him or her.

        (4) Upon later termination or retirement of a Participant whose previous Accredited Service has been restored, his or her Pension Allowance, if any, shall be based on the applicable benefit formula in effect at such later termination or retirement and his or her total Annual Compensation and Accredited Service while in the service of an Employer as an Eligible Employee.

   (e) RE-EMPLOYMENT OF FORMER EMPLOYEE AFTER BREAK IN SERVICE. If an Employee who was never a Participant is restored to service with the Company or an Affiliate, after having had a Break in Service, the Vesting Service to which he or she was previously entitled shall be restored to him or her, if his or her period of Break in Service does not exceed five years, excluding any Vesting Service disregarded by reason of any earlier Break in Service.

                                   ARTICLE IV

                     ELIGIBILITY FOR AND AMOUNT OF BENEFITS

4.01    NORMAL RETIREMENT

        The right of a Participant to a normal retirement Pension Allowance shall be non-forfeitable as of his or her Normal Retirement Age. A Participant who has attained Normal Retirement Age may retire from service and receive a normal retirement Pension Allowance beginning on his or her Normal Retirement Date. An O&R Participant whose Normal Retirement Age is coincident with the first day of a calendar month may retire from service and receive a Normal Retirement Pension Allowance on the first day of the calendar month in which his or her Normal Retirement Age occurs. A Participant who postpones retirement shall be provided with notice that his or her Pension Allowance is being suspended in accordance with the provisions of Department of Labor Regulation
Section 2530.203-3.

4.02    NORMAL RETIREMENT PENSION ALLOWANCE

   (a) NORMAL RETIREMENT PENSION ALLOWANCE FOR A CECONY PARTICIPANT OR AN O&R PARTICIPANT. The annual normal retirement Pension Allowance payable on the Normal Retirement Date of each CECONY Participant and O&R Participant shall be determined in accordance with his or her applicable benefit formula, as set forth in Appendix F.

   (b) NORMAL RETIREMENT PENSION ALLOWANCE FOR A CEI PARTICIPANT A CEI Participant shall have his or her Pension Allowance determined as a Cash Balance Account. Under the Cash Balance Account, the CEI Participant's Pension Allowance at Normal Retirement Date shall be equal to his or her Cash Balance Account as of the date of determination converted into a single life annuity using the IRS Interest Rate and IRS Mortality Table.

        (1)  Compensation Credits to Cash Balance Account.

           (i) Allocation Date shall mean the last day of each calendar quarter in each Plan Year. As of the Allocation Date, a CEI Participant shall receive an allocation to his or her Cash Balance Account in an amount determined in accordance with the following schedule:

                                                    PERCENTAGE OF     EXCESS ANNUAL ALLOCATION -
                                                    ANNUAL            PERCENTAGE OF ANNUAL COM-
        SUM OF AGE AND YEARS OF ACCREDITED          COMPENSATION      PENSATION IN CALENDAR
        SERVICE (EACH ROUNDED TO NEAREST WHOLE      IN CALENDAR       QUARTER IN EXCESS OF SOCIAL
        NUMBER) AS OF ALLOCATION DATE               QUARTER.          SECURITY TAXABLE WAGE BASE
        --------------------------------------      -------------     ---------------------------
        Less than 35                                      4%                       4%

        At least 35 but less than 50                      5%                       4%

        At least 50 but less than 65                      6%                       4%

        65 and over                                       7%                       4%

           (ii) The entire amount, if any, of a CEI Participant's Annual Variable Pay Award shall be included in the CEI Participant's Annual Compensation in the calendar quarter in which the Award is paid. Annual Compensation is determined based on the CEI Participant's rate of pay in the last pay period in each Calendar quarter.

           (iii) A CEI Participant whose termination of employment occurs in the first or second month of a calendar quarter shall receive an allocation for such calendar quarter equal to a pro rata quarterly allocation based on age and years of Accredited Service at his or her termination of employment and the Annual Compensation he or she received in such calendar quarter multiplied by a fraction, the numerator of which is the number of months in the calendar quarter through the termination of employment and the denominator of which is three.

           (iv) For any period of an authorized, unpaid leave of absence for which the Participant receives Accredited Service, the Participant shall receive compensation credits to his or her Cash Balance Account. The compensation credits shall be determined on the assumption that the Participant continued to receive during the leave period the Annual Compensation (excluding any Annual Variable Pay Award) in effect for such Participant immediately prior to such leave of absence.

        (2) Interest Credits to Cash Balance Account. As of the last day of each calendar quarter of each Plan Year, the Cash Balance Account shall be increased by an amount equal to one-fourth of the applicable IRS Interest Rate multiplied by the CEI Participant's Cash Balance Account as of the first day of such calendar quarter. Notwithstanding the foregoing, the interest rate taken into account as of the last day of any calendar quarter coinciding with or preceding the CEI Participant's Annuity Starting Date shall not be less than 0.75% or greater than 2.25%. In the event a CEI Participant terminates employment prior to the last day of a calendar quarter, he or she will receive a pro rata interest credit based on the number of months in that quarter prior to the Annuity Starting Date.

        (3) Limitation on Credits. Notwithstanding the foregoing, in no event shall any interest credits be made to the account of any CEI Participant for any period on and after his or her Annuity Starting Date.

        (4) Death Benefit. For a CEI Participant who is entitled to a vested Pension Allowance, a death benefit equal to the Cash Balance Account shall be payable to the CEI Participant's Beneficiary upon the CEI Participant's death prior to the Annuity Starting Date. If the Beneficiary is the CEI Participant's Surviving Spouse, the immediately payable Cash Balance Account shall be converted into a life annuity, in accordance with Section 4.02 (b), payable to the Surviving Spouse. The Surviving Spouse may, in lieu of an immediate life annuity, elect a Cash Balance Single Sum Payment payable as soon as practicable after the CEI Participant's date of death, or a life annuity commencing at any time prior to what would have been the CEI Participant's Normal Retirement Date. If the Beneficiary is not the Surviving Spouse, a Cash Balance Single Sum Payment shall be paid as soon as practicable following the CEI Participant's date of death. If the CEI Participant is married, no designation of a Beneficiary, other than the CEI Participant's Spouse, shall be valid.

        (5) If the vested CEI Participant is not married at his or her death and there is no surviving Beneficiary or a Beneficiary has not been designated, the death benefit shall be payable to the CEI Participant's estate or legal representative.

4.03    LATE RETIREMENT

   (a) If a Participant postpones his or her retirement beyond his or her Normal Retirement Date, upon his or her termination of employment, the Participant shall be entitled to a late retirement Pension Allowance beginning on the first day of the calendar month after the Plan Administrator receives his or her written application to retire. A Participant who has served a minimum of two years in a high-level executive or policymaking position immediately preceding retirement and who is entitled to a non-forfeitable, immediate, Company-provided annual retirement Pension Allowance from any source or combination of sources which is at least equal to a single life annuity of $44,000 per year may be retired at the election of the Company at any time on or after his or her attainment of age 65.

   (b) A Participant who remains in service after his or her Normal Retirement Date shall be entitled to a monthly retirement Pension Allowance for each month during the postponement period which is a Non-Suspendible Month. Upon retirement, the Participant shall be entitled to an immediate late retirement Pension Allowance beginning on the Participant's late retirement date. Subject to the provisions of Section 5.01, his or her late retirement Pension Allowance shall be equal to the amount determined in accordance with the applicable benefit formula for a CEI Participant set forth in Section 4.02, or for a CECONY Participant or an O&R Participant, as set forth in Appendix F, as of his or her late retirement date, reduced by an amount that is the Actuarial Equivalent of any Pension Allowance he or she previously received in any Non-Suspendible Month. If the Participant's actual late retirement date is later than the first day of the first Plan Year following his or her Normal Retirement Date, his or her late retirement Pension Allowance shall be recomputed as of the first day of each subsequent Plan Year before the Participant's actual late retirement date (and as of his or her actual late retirement date) as if each such date were Participant's late retirement date. No reduction hereunder as of the date of any such re-computation shall reduce the Participant's late retirement Pension Allowance below the amount of late retirement Pension Allowance payable to the Participant prior to such re-computation. If the Participant's actual distribution date is later than the April 1st following the Plan Year in which the Participant attains age 70 1/2, the Participant's Pension Allowance will be actuarially adjusted to reflect the delay in distribution from that April 1st until her or her Annuity Starting Date.

   (c) In the event a Participant commences receipt of his or her Pension Allowance while in active service in accordance with Code Section 401(a)(9)'s minimum distribution rules, after his or her Normal Retirement Date, such commencement date shall not be the Participant's Annuity Starting Date for purposes of Article 5 and the Participant shall receive a late retirement Pension Allowance commencing at late retirement in an amount determined as if he or she had retired on such date. As of each succeeding December 31 prior to the Participant's actual late retirement date, and as of his or her actual late retirement date, the Participant's Pension Allowance shall be recomputed to reflect additional accruals. The Participant's recomputed Pension Allowance shall then be reduced by the Actuarial Equivalent of the total payments of his or her late retirement Pension Allowance made with respect to monthly payments, other than payments for Non-Suspendible Months of continued employment, which were paid prior to each such re-computation to arrive at the Participant's late retirement Pension Allowance. No such reduction shall reduce the Participant's late retirement Pension Allowance below the amount of late retirement Pension Allowance payable to the Participant prior to the re-computation of such Pension.

4.04    EARLY RETIREMENT

   (a) CEI PARTICIPANTS A CEI Participant who is entitled to a vested Pension Allowance may elect to commence receipt of his or her vested Pension Allowance prior to his or her Normal Retirement Date. The vested Pension Allowance payable before Normal Retirement Date will equal his or her Cash Balance Account as of the CEI Participant's Annuity Starting Date projected to the CEI Participant's Normal Retirement Date at the IRS Interest Rate and discounted back to the Annuity Starting Date at the IRS Interest Rate and assuming no mortality factor.

   (b) CECONY PARTICIPANTS A Rule of 75 Participant may retire and elect to commence receiving his or her Pension Allowance prior to his or her Normal Retirement Date. The amount of the early retirement Pension Allowance shall be determined below.

        (1) Attainment of Age 55 and 30 Years of Accredited Service. If the CECONY Participant has attained age 55 and completed at least 30 years of Accredited Service as of the Annuity Starting Date, the early retirement Pension Allowance shall equal the Normal Retirement Pension Allowance determined under the applicable benefit formula set forth in Appendix F, Section F.1 or F.2, as applicable; provided, however, that the portion of the Pension Allowance, if any, attributable to Appendix F, Section F.2(A)(a)(iii), shall be reduced by the appropriate discount factor in Table E of Section A.1 of Appendix A, based on the Participant's age as of his or her Annuity Starting Date.

        (2) Attainment of Age 60. If the Participant has attained age 60 as of the Annuity Starting Date, the early retirement Pension Allowance shall be calculated using the same methodology as if he or she had attained age 55 and completed 30 years of Accredited Service.

        (3) If the Participant has 75 points but does not meet either of the criteria set forth in (1) or (2) above as of the Annuity Starting Date, the early retirement Pension Allowance shall equal the normal retirement Pension Allowance determined under the applicable benefit formula set forth in Appendix F (other than the portion of the Pension Allowance, if any, for a CECONY Management Participant attributable to Appendix F Section F.2 A(a)(iii)), multiplied by the appropriate discount factor in Appendix A, Section A.1, Table A based on the Participant's age as of the Annuity Starting Date. The portion of the normal retirement Pension Allowance, if any, for a CECONY Management Participant, attributable to Appendix F, Section F.2A(a)(iii) shall be reduced by the appropriate discount factor in Appendix A, Section A.1, Table E based on the Participant's age as of the Annuity Starting Date.

   (c)  O&R PARTICIPANTS.

        (1) Upon written application filed with the Plan Administrator prior to the commencement date, an O&R Participant who has not reached his or her Normal Retirement Date but who at the time of termination of employment has reached his or her Early Retirement Date shall be eligible to commence the receipt of benefits as of the later of:
             (1) the first day of the calendar month which immediately follows his or her Early Retirement Date, or (2) subject to Section 5.03, the first day of the calendar month which is at least 30 days after the O&R Participant has received the information referred to in Section 5.03.

        (2) Subject to Section 4.04(c)(3), Section 4.09 and Article 5, the early retirement Pension Allowance shall be a benefit commencing immediately, computed in accordance with Appendix F, Section F.3A(a) without regard to when the Pension Allowance actually commences. The early retirement Pension Allowance, computed in accordance with Appendix F, Section F.3A(a) shall be a normal retirement Pension Allowance, with the amount computed in accordance with Appendix F, Section F.3A(a)(i) on the basis of the O&R Participant's Annual Compensation and Accredited Service to the time of his or her Early Retirement Date and the additional benefit for two (2) years of Accredited Service computed on the basis of his or her Annual Compensation at the rate being paid to him or her immediately prior to his or her Early Retirement Date, reduced by 1/3 of 1% for each complete calendar month by which the commencement date of his or her Pension Allowance precedes the date which is five (5) years prior to his or her Normal Retirement Date. The foregoing reduction for a commencement date preceding the date which is five (5) years prior to his or her Normal Retirement Date shall not be made if, at the O&R Participant's Early Retirement Date, the Participant is a Rule of 85 Participant. The early retirement Pension Allowance computed in accordance with Section 5.01(c)(2) shall be the Actuarial Equivalent of the early retirement Pension Allowance computed in accordance with the immediately preceding sentence.

        (3) At the time of early retirement, an O&R Participant may elect in writing, filed with and acknowledged by the Plan Administrator, to defer receipt of an early retirement Pension Allowance. An election to defer will be deemed to have been made by an O&R Participant if a written deferral election is not received and written consent to receipt of an early retirement Pension Allowance is not filed with and acknowledged by the Plan Administrator within the 90-day period prior to the date as of which payments could otherwise begin under
             Section 4.04(c)(1). An O&R Participant whose early retirement Pension Allowance is deferred as provided above shall have his early retirement Pension Allowance commence as of his Normal Retirement Date. Subject to Section 4.09 and Article 5, the deferred early retirement Pension Allowance shall be computed in accordance with Appendix F, Section F.3A, on the basis of the Participant's Annual Compensation and Accredited Service to his or her Early Retirement Date and the additional benefit for two (2) years of Accredited Service computed on the basis of his or her Annual Compensation at the rate being paid to him or her immediately prior to his or her Early Retirement Date. Notwithstanding Section 4.05(c), an O&R Participant who defers commencement of an early retirement Pension Allowance may elect to receive a vested Pension Allowance under Section 4.05(c) commencing at any time prior to his Normal Retirement Date in lieu of any early retirement Pension Allowance under this Section 4.04(c).

        (4) A supplemental payment of six hundred dollars ($600) a month shall be paid to a retired O&R Participant whose early retirement Pension Allowance commencement date occurs on or after the date on which the O&R Participant attains age sixty (60) but prior to the Participant's attaining age sixty-two (62). The monthly supplemental payments will cease with the payment made on the earlier of the first day of the month in which occurs the retired Participant's death or attainment of age sixty-two (62). The monthly supplemental payments will be paid only to a retired O&R Participant who is eligible as set forth herein and shall not be subject to optional forms of payment or Spouse's or vested O&R Participant Spouse's Allowances. The monthly supplemental payments are not part of the retired Participant's monthly Pension Allowance and are not subject to the pension benefit adjustments, but are subject to cessation in the event of re-employment which results in cessation of the retired Participant's monthly Pension Allowance.

4.05    VESTING

   (a) Each Participant shall be 100% vested in, and have a nonforfeitable right to, his or her Pension Allowance upon completion of five Years of Vesting Service. If the Participant's employment with the Company or an Affiliate is subsequently terminated for reasons other than retirement, death, or Disability, he or she shall be eligible for a deferred vested Pension Allowance payable on the Participant's Normal Retirement Date.

   (b) A CECONY Participant who is not a Rule of 75 Participant, but who is entitled to a deferred vested Pension Allowance, may elect to commence receipt of his or her vested Pension Allowance prior to his or her Normal Retirement Date. The vested Pension Allowance shall equal the Actuarial Equivalent of his or her normal retirement Pension Allowance, based on the Adjusted IRS Interest Rate and the IRS Mortality Table in effect as of the Participant's Annuity Starting Date.

   (c) An O&R Participant who has not satisfied the requirements for an early retirement Pension Allowance but has earned a vested Pension Allowance may elect to receive a vested Pension Allowance on or after attainment of age 55 and completion of 10 years of Vesting Service, as set forth below.

        (1) An O&R Participant who ceases to be employed by the Company or an Affiliate for reasons other than death, retirement or Approved Leave of Absence, and before he or she has completed at least five years of Vesting Service, will be entitled only to receive his or her Accumulated Contributions.

        (2) Subject to Section 4.09 and Article 5, the vested Pension Allowance shall be a deferred Pension Allowance commencing on the vested Participant's Normal Retirement Date and shall be computed in accordance with Appendix F, Section F.3A(a), as in effect on his or her date of termination, with the amount determined under Appendix F, Section F.3A(a)(i) computed on the basis of the Participant's Annual Compensation and Accredited Service immediately prior to his or her date of termination and the additional benefit for two (2) years of Accredited Service computed on the basis of his or her Annual Compensation at the rate being paid to him or her immediately prior to his or her date of termination.

        (3) Except as provided in Section 4.05(c)(4) if, on the date of termination, the vested O&R Participant has completed at least 10 years of Vesting Service but has not reached his or her 55th birthday, he or she shall be eligible to receive, commencing as of the first day of any calendar month following his or her 55th birthday but not later than his Normal Retirement Date, as specified in an election in writing filed with and acknowledged by the Plan Administrator no more than 90 days prior to his or her Annuity Starting Date, a vested Pension Allowance which shall be an Allowance equal to the vested Pension Allowance computed in accordance with Section 4.05(c)(2) above reduced by 1/2 of 1% for each complete calendar month by which the date of commencement of the vested Participant's Pension Allowance precedes such Participant's Normal Retirement Date.

        (4) A vested O&R Participant who elects to receive his or her Accumulated Contributions will have his or her vested Pension Allowance reduced in accordance with Section 4.05(c)(5).

        (5) The vested Pension Allowance of an O&R Participant who has received his or her Accumulated Contributions will be reduced (but not below zero) by that portion of his or her accrued Pension Allowance which is attributable to such Participant's Accumulated Contributions. With respect to a Pension Allowance payable for life and computed in accordance with Appendix F, Section F.3A(a), the portion of such Participant's Pension Allowance attributable to his or her Accumulated Contributions shall be equal to his Accumulated Contributions which were withdrawn, plus hypothetical interest at the rate determined in accordance with the definition of Accumulated Contributions, in Section 1.02, at the date of withdrawal to the Participant's Normal Retirement Date, multiplied by a conversion factor. The conversion factor for a Pension Allowance commencing at Normal Retirement Date shall be determined pursuant to the provisions of Code Section 411(c)(2) and any related regulations as then in effect. With respect to a Pension Allowance payable and computed in accordance with Appendix F, Section F.3A(a), of Appendix F and Section 5.01(c)(2), the portion attributable to the Participant's Accumulated Contributions shall be the Actuarial Equivalent of the amount determined above.

4.06    DISABILITY PENSION ALLOWANCE - CECONY PARTICIPANTS

   (a) Social Security Disability. If a CECONY Participant terminates active employment because of a Disability and has at least five Years of Vesting Service, he or she may elect to be treated as if he or she remained in active employment until the earliest of: the end of his or her Disability, date of commencement of any gainful employment or any self-employment or any activity of like nature in which the Participant receives wages or earned income, date of death, or Normal Retirement Date. The Pension Allowance of such CECONY Participant shall be determined as if his or her Annual Basic Straight Time Compensation at the point of his or her actual termination of active employment was his or her Annual Compensation for all future years. For that period of "deemed employment," Annual Compensation shall not include an Annual Variable Pay Award.

   (b) Social Security Disability or Total and Permanent Disabilities Without Eligibility for Social Security Disability Benefits. A CECONY Participant who incurs a Disability while actively employed and a CECONY Participant who terminates employment due to a total and permanent disability, as determined by the Employer in accordance with its established procedures, may elect to commence benefits under the Plan at a date earlier than his or her Normal Retirement Date. If at the date of termination of employment or disability, whichever is earlier, the CECONY Participant has attained age 50 and completed at least 20 Years of Accredited Service, the Pension Allowance shall be determined in accordance with the applicable Normal Retirement Pension Allowance as set forth in Appendix F, Section F.1 or F.2. If he or she is a CECONY Management Participant, the portion of the Pension Allowance attributable to Section F.2A(a)(iii) of Appendix F shall be reduced by the discount factor in Table E, Section A.1 of Appendix A, based on the Participant's age as of the Annuity Starting Date. The portion of the Pension Allowance attributable to Section F1 or F.2A(i),(ii) and (iv) of Appendix F is not reduced for early commencement. If such CECONY Participant is a Rule of 75 CECONY Participant as of the Annuity Starting Date but has not attained age 50 and completed at least 20 years of Accredited Service as of termination of employment or Disability, whichever is earlier, the accrued Pension Allowance commencing at Normal Retirement Date shall be reduced by 1.5% for each year (prorated for months) that benefit commencement precedes attainment of age 60. If such CECONY Participant is not a Rule of 75 Participant as of the Annuity Starting Date, the benefit, if any, payable to such CECONY Participant shall be determined in accordance with Section 4.05(b).

4.07    DISABILITY - O&R PARTICIPANT

   (a) Upon written application to the Plan Administrator, an O&R Participant who is disabled while in active service, has not reached his or her Normal Retirement Date, and has completed at least 10 years of Accredited Service will be retired on a Disability Pension Allowance. The Disability Pension Allowance is in lieu of retirement under any other provision of the Plan and will be effective as of the first day of a calendar month not less than 30 nor more than 90 days next following the receipt by the Plan Administrator of such written application provided the Plan Administrator finds the

Participant is disabled, as set forth herein ("Disability Retirement Date"). The Plan Administrator must find to his or her satisfaction either (i) that a physician designated by the O&R Participant and a physician designated by O&R have each certified an opinion that such O&R Participant is totally incapacitated, mentally or physically, from the further performance of his or her regular duties or duties comparable thereto, and that such incapacity occurred while the O&R Participant was in active service with the Company or an Affiliate, resulted in termination of employment with the Company or an Affiliate, and is likely to be permanent; or (ii) that such O&R Participant is eligible for and in receipt of a disability benefit under the Social Security Act, as amended from time to time, with respect to a disability within the meaning of subparagraph (i) above which occurred while in active service with the Company or an Affiliate and resulted in termination of employment with the Company or an Affiliate. If the opinions of the physicians designated above differ as to whether the O&R Participant is totally incapacitated as set forth therein, the certified opinion of a third physician, rendered after examination of the O&R Participant and, to the extent deemed appropriate by the third physician, consultation with the other two physicians, will determine whether the O&R Participant is totally incapacitated. The third physician will be selected by the O&R Participant from a list of three names of independent physicians provided by O&R. The fees and expenses of the third physician will be paid by O&R.

   (b) The Disability Pension Allowance will be payable as of the Participant's Disability Retirement Date and thereafter subject to continuance of his or her disability as provided in Section 4.07(c) and will be equal to a Pension Allowance computed in accordance with Appendix F, Section F.3A(a) and
Section 5.01(c), with the amount
determined under Appendix F, Section F.3A.(a)(i) computed on the basis of the Participant's Annual Compensation and Accredited Service immediately prior to his or her date of termination and the additional benefit for two (2) years of Accredited Service computed on the basis of the Participant's Annual Compensation at the last regular rate being paid to him or her immediately prior to his or her date of termination.

   (c) Once each year, the Plan Administrator may require an O&R Participant receiving a Disability Pension Allowance who has not reached his or her Normal Retirement Date to undergo a medical examination by a physician or physicians designated by the Plan Administrator, such examination to be made at the place of residence of such O&R Participant or other place mutually agreed upon. Should any such O&R Participant refuse to submit to such medical examination, the part of his or her Disability Pension Allowance provided by Employer contributions shall be discontinued until his or her withdrawal of such refusal, and should his or her refusal continue for a year, all rights in and to the Disability Pension Allowance shall cease and the election of an optional benefit, if one has been elected, shall be of no further effect. If the Plan Administrator finds from such medical examination or otherwise that the disability of an O&R Participant receiving a Disability Pension Allowance who has not reached his Normal Retirement Date has been removed and that he or she has regained his or her earning capacity, in whole or in part, or that he or she is no longer in receipt of a disability benefit under the Social Security Act, the part of his or her Disability Pension Allowance provided by Employer contributions shall be discontinued or reduced proportionately; provided that he or she shall be entitled to have his or her original Disability Pension Allowance restored in whole or in part prior to his or her Normal Retirement Date upon the Participant's again, or initially, receiving a disability benefit under the Social Security Act with respect to the total incapacity which originally entitled the O&R Participant to the Disability Pension Allowance, or if on the basis of the certified opinions of a physician designated by the O&R Participant and a physician designated by O&R, (with any difference in opinion as to whether the O&R Participant is totally incapacitated to be resolved by the opinion of the third physician selected as set forth in Section 4.07(a)), the Plan Administrator finds that the O&R Participant again meets the requirements for Disability Pension Allowance. In the event that such Participant's Disability Pension Allowance is discontinued as herein provided and he or she is not restored to service as an Employee, he or she shall be entitled to receive a vested Retirement Allowance computed in accordance with Section 4.05(c)(2) or
(3) or, if such O&R Participant was at least age 55 at the time of his or her Disability Retirement, an Early Retirement Pension Allowance computed in accordance with Section 4.04(c)(2) or (3), whichever applies.

4.08    SPOUSE'S PENSION

   (a)  If a married Participant:

        (1)  dies vested and in active service; or

        (2) dies after retiring on any Pension Allowance, or after terminating service with entitlement to a vested Pension Allowance but before his or her Annuity Starting Date; or

        (3) terminates employment with entitlement to a vested Pension Allowance, and then dies before his or her Annuity Starting Date, then a spouse's Pension Allowance shall be payable to his or her Surviving Spouse for life.

   (b)  CECONY PARTICIPANTS.

        (1) This Section 4.08(b)(1) applies to a Participant who, as of his or her date of death, was a Rule of 75 CECONY Participant and is survived by a spouse. The Surviving Spouse shall be entitled to receive a Pension Allowance in the form of a pre-retirement survivor annuity payable following the death of the Rule of 75 CECONY Participant. The pre-retirement survivor annuity shall be equal to 50% of the Pension Allowance which the deceased Rule of 75 CECONY Participant would have begun receiving if he or she had terminated employment on the date of death and had applied for a Pension Allowance commencing on the first day of the month immediately following his or her death. Payment of the annuity shall commence on the first day of the month following the Rule of 75 CECONY Participant's death unless the Surviving Spouse elects a later commencement date. Notwithstanding the foregoing, no Accredited Service shall be granted for any period following a Rule of 75 CECONY Participant's termination of employment.

        (2) This Section 4.08(b)(2) applies to a Participant who, as of date of death, was a CECONY Participant who was not a Rule of 75 Participant, was eligible for a Pension Allowance, and is survived by a spouse. The Surviving Spouse shall receive a pre-retirement survivor benefit of an immediate lump sum payment equal to 50% of the Cash Out, determined in accordance with Section 5.02(c), that the deceased Participant would have received if he or she had terminated employment and elected a Cash Out on his or her date of death ("Lump Sum PRSB"). If the Lump Sum PRSB amount exceeds $5,000, it shall not be paid unless the Surviving Spouse consents to such payment in writing on a form provided by the Plan Administrator. If consent is required but not provided, the Surviving Spouse will receive an annuity. Unless the Surviving Spouse elects otherwise, such annuity will begin on the first day of the month following the Participant's death. The amount payable shall be the greater of (1) or (2) where (1) is determined by dividing the Lump Sum PRSB payable to the Surviving Spouse by an annuity conversion factor determined on the basis of the IRS Mortality Table, the Adjusted IRS Interest Rate and the Surviving Spouse's age as of the month of determination and (2) is determined by converting 50% of the Participant's normal retirement Pension Allowance into an annuity on the basis of the IRS Mortality Table, the Adjusted IRS Interest Rate and the Surviving Spouse's age as of the month of determination. If the Surviving Spouse elects to defer the commencement of such annuity, the amount thereof shall be increased so that the deferred annuity commencing on the date elected by the Surviving Spouse is the Actuarial Equivalent of the immediate annuity otherwise payable, on the basis of the IRS Mortality Table and the IRS Interest Rate. Notwithstanding the foregoing, no Accredited Service shall be granted for any period following a Participant's termination of employment.

        (3) For purposes of calculating the pre-retirement Surviving Spouse benefits provided under Section 4.08(b)(1) or (2), there shall be no reduction in the amount of the deceased Participant's Pension Allowance as determined in accordance with the applicable benefit formula. An election by the Surviving Spouse to commence receiving payments prior to what would have been the

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

             Participant's Normal Retirement Date may be made during the 90-day period ending on the date the payments to the Surviving Spouse commence.

   (c)  O&R PARTICIPANTS.

        (1) Spousal Benefit for O&R Participant. In the case of the death of a married O&R Participant in active service prior to the O&R Participant's Normal Retirement Date and after completing five years of Vesting Service, or, regardless of the number of years of Vesting Service, after the Participant's Normal Retirement Date or after becoming fully vested, there shall be payable to the Participant's Surviving Spouse, a Spouse's Allowance ("O&R Surviving Spouse's Allowance").

        (2) The O&R Surviving Spouse's Allowance is equal to one-half of the benefit which would have been payable to the deceased O&R Participant on retirement under the provisions of Appendix F, Section F.3A (including the additional benefit for two years) as of the first day of the month coincident with or next following the Participant's date of death; provided that such amount shall be reduced by one per centum for each full year in excess of two years by which the deceased Participant's age exceeds the age of the Surviving Spouse and shall be adjusted to the Actuarial Equivalent thereof in the event the commencement of the O&R Surviving Spouse's Allowance is deferred.

        (3) Unless the election provided in Section 4.08 (c)(6) is in effect, upon the death of a married vested O&R Participant prior to his or her Annuity Starting Date, there shall be payable to the vested O&R Participant's Surviving

                                                                              58
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             Spouse a death benefit. This death benefit ("O&R Spouse's Death
             Benefit"), is calculated differently from the way in which the O&R Surviving Spouse's Allowance is calculated. The O&R Spouse's Death Benefit will be payable beginning as of the first day of the calendar month coincident with or next following the later of the Participant's death or the 65th anniversary of the Participant's birth; provided, however, that in the event of the death of a O&R Participant with at least 10 Years of Vesting Service, his or her Surviving Spouse may elect to begin receiving his or her O&R Spouse's Death Benefit as of the first day of the calendar month coincident with or next following the later of the O&R Participant's death or the O&R Participant's 55th birthday. The O&R Spouse's Death Benefit shall be paid monthly until the last monthly payment prior to his or her death. The death benefit is computed in accordance with Section 4.08 (c)(4).

        (4) The O&R Spouse's Death Benefit will be equal to the contingent annuitant's portion of the joint and 50% survivor annuity, as in
             Section 5.02 (c)(2) computed as a vested Pension Allowance, as provided in Section 4.05(c), with such amount being further reduced for each year from termination of employment to the date of death during which the O&R Participant is covered by the spouse's allowance protection determined on the same basis as in Section
             4.08 (c)(6). The amount of reduction for each year's coverage is set forth in Appendix A.

        (5) Upon commencement of payment, the vested Pension Allowance payable to a vested O&R Participant under Section 4.05 (c)(2) or (3) shall also be reduced

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

             for each year the vested O&R Participant is covered by the vested O&R Spouse's Death Benefit protection during the period from termination of employment (or, if later, from the time that the vested O&R Participant has been given notice of his or her right to waive the vested O&R Spouse's Death Benefit), to the date the vested Pension Allowance payments commence to the Participant. The amount of reduction for each year's coverage is set forth in Appendix A attached hereto.

        (6) An O&R Participant may elect at any time on or after termination of employment to waive coverage of the O&R Spouse's Death Benefit and avoid the reductions imposed for coverage for the O&R Spouse's Death Benefit protection. The election to waive coverage must be made by delivery of a properly completed written notice of such election to the Plan Administrator. Such election must be in the form prescribed by or acceptable to the Plan Administrator, and will be effective only upon filing with and acknowledgment of receipt by the Plan Administrator. Unless it is established to the satisfaction of the Plan Administrator that such consent cannot be obtained because there is no spouse, the spouse cannot be located, or there exist other reasons as may be prescribed in regulations of the Secretary of the Treasury, such election, in order to be valid, must have the signed written consent of the Participant's spouse to the waiver of the O&R Spouse's Death Benefit coverage, and such consent must specifically acknowledge the effect of the waiver election as well as the designation of someone other than his or her spouse as Beneficiary. The spouse's signature

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

             to such consent and acknowledgment must be witnessed by the Plan Administrator or a Plan Administrator's delegate, or must be notarized by a notary public. Any consent by a spouse (or establishment that the spouse's consent cannot be obtained) shall be effective only with respect to such spouse.

        Any such waiver election may be revoked by written notice of the O&R Participant delivered to the Plan Administrator prior to the Participant's death. In such case, the coverage for the O&R Spouse's Death Benefit protection will again be effective upon filing of the written revocation notice with and acknowledgment of receipt by the Plan Administrator. Thereafter, additional elections to waive coverage may be made as described above, and similar revocations of such elections may be made.

        In all cases, the elections to waive coverage and the revocations of such elections shall be prospective only, effective upon filing with and acknowledgement of receipt by the Plan Administrator.

        The Plan Administrator shall give each O&R Participant a written notice explaining (i) the O&R Spouse's Death Benefit provisions, (ii) the financial effect thereof and the Participant's right to elect to waive such coverage,
(iii) the necessity of the spouse's consent and acknowledgment in order to validate the Participant's election, and (iv) the right of the O&R Participant to make, and the effect of, a revocation of the waiver of the O&R Spouse's Death Benefit. The required notice, if not provided to the O&R Participant within the one-year period prior to the vested Participant's date of termination of employment, shall be provided to the vested O&R Participant during the one (1) year period following such date of termination.

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

        (7) In the event of the death of an O&R Participant while coverage for the O&R Spouse's Death Benefit is not in effect, no Death Benefit will be payable with respect to such Participant. In the event of the death of a vested O&R Participant prior to the Annuity Starting Date with respect to the vested Pension Allowance and while coverage for the O&R Spouse's Death Benefit is not in effect or is waived, no Pension Allowance will be payable with respect to such vested Participant. If applicable, however, the provisions of
             Article XIII will apply.

        (8) In the event a married retired O&R Participant who has elected to defer commencement of the early retirement Pension Allowance dies before the Annuity Starting Date, there will be payable to the Participant's Surviving Spouse an O&R Surviving Spouse's Allowance. Such O&R Surviving Spouse's Allowance shall be equal to the contingent annuitant's portion of Section 5.02 (c)(2) computed as though the early retirement Pension Allowance had commenced in such optional form as of the first day of the month coincident with or next following the Participant's death. In the event a married retired O&R Participant who has elected to defer commencement of the early retirement Pension Allowance dies before the Annuity Starting Date with respect to such Allowance and the Spouse's Allowance is not in effect or payable, no Spouse's Allowance shall be payable with respect to such Participant, but, if applicable, the provisions of Article XIII shall apply.

   (d) CEI PARTICIPANTS. A married CEI Participant cannot designate someone other than the Spouse to receive this death benefit in the event the CEI Participant dies before

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

his or her Annuity Date. In the case of the death of a married, vested CEI Participant prior to his or her Annuity Starting Date, there shall be payable to the CEI Participant's Surviving Spouse a death benefit equal to the CEI Participant's Cash Balance Account.

4.09    MAXIMUM BENEFIT LIMITATION

        Notwithstanding any provision of the Plan to the contrary, the maximum annual Pension Allowance payable to a Participant under the Plan shall be subject to the limitations set forth in Code Section 415 and any regulations or rulings issued there under. If a Pension Allowance begins after January 1, 2002 and before the Participant's 62nd birthday, the dollar limitation described in Code Section 415(b)(1)(A) shall be the Actuarial Equivalent of the maximum benefit payable at age 62. If the Pension Allowance begins after the Participant's Social Security Retirement Age, or, beginning on January 1, 2002, after the Participant attains age 65, such dollar limitation shall be the Actuarial Equivalent, based on an interest rate of 5% per annum in lieu of the interest rate otherwise used in the determination of Actuarial Equivalent, to the maximum benefit payable at the Participant's Social Security Retirement Age, or payable at age 65, as the case may be. If the Pension Allowance is payable neither as a life annuity nor as a qualified joint and survivor annuity with the Participant's spouse as contingent annuitant, the maximum limitation shall be the Actuarial Equivalent of the maximum limitation otherwise applicable. Actuarial Equivalent for purposes of this Section 4.09 shall be determined in accordance with Code Section 415(b) and the regulations or rulings issued there under and using the IRS Mortality Table and an interest rate of 5%, except that the Actuarial Equivalent of a Pension Allowance payable in the form of a lump sum shall be determined on the basis of the IRS Mortality Table and the IRS Interest Rate.

4.10    TRANSFERS AND EMPLOYMENT WITH AN AFFILIATE

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

   (a) If a Participant becomes (i) employed by an Employer in any capacity other than as an Eligible Employee; (ii) employed by the Company or an Affiliate who is not an Employer; or (iii) a Leased Employee, he or she will retain any Accredited Service he or she has under this Plan but will not accrue additional Accredited Service. Upon his or her later retirement or termination of employment with the Company or an Affiliate (or upon benefit commencement in the case of a Leased Employee), any benefits to which the Participant is entitled under the Plan shall be determined under the Plan provisions in effect on the date he or she ceased to be on the active payroll of an Employer and an Eligible Employee and only on the basis of his or her Accredited Service accrued while he or she was an Eligible Employee.

   (b) Subject to the Break in Service provisions of Article 3, and except as provided in an Appendix to the Plan, in the case of a person who was originally employed by or providing services to the Company or an Affiliate as a Leased Employee or in any capacity other than as an Eligible Employee and thereafter becomes a Participant, upon his or her later retirement or termination of employment, the benefits payable under the Plan shall be computed under the Plan provisions in effect at that time, and only on the basis of the Accredited Service accrued while he or she is an Eligible Employee.

   (c) If a CECONY Participant's Accredited Service consists of Accredited Service as a CECONY Management Participant and as a CECONY Weekly Participant prior to January 1, 2001, his or her Pension Allowance shall be calculated as if he or she were credited with Accredited Service under one Prior Plan. The Pension Allowance of such Participant shall be calculated under the benefit formula applicable to such Participant as of his or her termination of employment with the Company or an Affiliate.

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

4.11    MINIMUM BENEFITS

        In no event shall the benefit payable to a Participant who was an Eligible Employee on the Effective Date of this amendment and restatement of the Plan be less than the amount, if any, payable under the minimum benefit provisions in effect immediately prior thereto.

4.12    ADDITIONAL PROVISIONS

        For additional provisions applicable to certain Participants, see the following Appendices:

        (a)  Appendix C- For provisions applicable to O&R Participants transferred to or hired by CECONY or a CEI Affiliate.

        (b)  Appendix D- For provisions applicable to Participants employed at facilities purchased from Western Massachusetts Electric Company.

        (c)  Appendix G- For provisions applicable to a special adjustment in the Pension Allowance of certain Participants.

        (d)  Appendix H- For provisions applicable to certain CECONY
                         Participants at fossil-fueled divested operations.

        (e)  Appendix I- For provisions applicable to O&R Participants under
                         O&R's Pension Protection Program.

        (f)  Appendix J- For provisions applicable to certain CECONY
                         Participants and CEI Participants at divested nuclear operations.

        (g)  Appendix K- For provisions applicable to CECONY Support Employees
                         Re: Voluntary Retirement Incentive - Support
                         Organizations.

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

        (h)  Appendix L  For provisions showing illustrative calculations of the pension benefit adjustment for O&R Participants.

        (i)  Appendix M  For provisions applicable to certain Participants employed at the Lakewood facilities.

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

                                    ARTICLE V

                            AUTOMATIC FORM OF PAYMENT

5.01    AUTOMATIC FORM OF PAYMENT

   (a)  CEI PARTICIPANTS

        (1) If a CEI Participant is not married on his or her Annuity Starting Date, his or her Pension Allowance will be payable in monthly installments ending with the monthly payment for the month in which the CEI Participant dies. An unmarried CEI Participant may also elect an optional form of benefit as provided in Section 5.02.

        (2) If a CEI Participant is married on his or her Annuity Starting Date, and if he or she has not elected an optional form of benefit as provided in Section 5.02, the Pension Allowance shall be the Actuarial Equivalent of the Pension Allowance payable under Section 5.01(a)(1) above to an unmarried CEI Participant and shall be payable in the form of a qualified joint and survivor annuity, providing for a Pension Allowance payable during the life of the Participant and, after his or her death, one-half of that Pension Allowance payable during the life of, and to, his or her Surviving Spouse.

        (3) The CEI Participant's Cash Balance Account will be converted into either a single life annuity or qualified joint and survivor annuity, as applicable, based on the IRS Interest Rate and IRS Mortality Table in effect as of the Annuity Starting Date.

        (4) In the event the Cash Balance Account immediately payable to a CEI Participant or his or her Surviving Spouse or Beneficiary has a value of

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

             $5,000 or less, such value shall be paid in a single lump sum to the CEI Participant, Surviving Spouse or Beneficiary in lieu of any other benefit under the Plan.

   (b)  CECONY PARTICIPANTS

        (1) If a CECONY Participant is not married on his or her Annuity Starting Date, his or her Pension Allowance will be payable in monthly installments ending with the last monthly payment for the month in which the CECONY Participant dies. An unmarried CECONY Participant may elect an optional form of benefit as provided in
             Section 5.02.

        (2) If a CECONY Participant is married on his or her Annuity Starting Date, and if he or she has not elected an optional form of benefit as provided in Section 5.02, the Pension Allowance payable shall be in the form of a qualified joint and survivor annuity, providing for a Pension Allowance during the life of the Participant and after his or her death, one half of that Pension Allowance payable during the life of, and to, the Participant's Surviving Spouse.

        (3) In the event that a Pension Allowance payable to a CECONY Participant or his or her Surviving Spouse has a present value of $5,000 or less, such present value shall be paid in a single lump sum to the CECONY Participant or Surviving Spouse, in lieu of the Pension Allowance or annuity otherwise payable. The calculation of the present value of a Pension Allowance, for the purpose of the foregoing sentence, shall be made on the basis of the Consolidated RPA '94 Lump Sum Conversion Factor for the Participant's age, as in effect for the month in which payment is to be made; provided, however, that the resulting amount shall not be less than the present value of the annual Pension Allowance determined in accordance with the applicable benefit formula set forth in Appendix F, Section F.1 or F.2 taking into account only the Participant's employment and Annual Compensation prior to January 1, 1997, calculated on the basis of the lump sum factors set forth in Table B of Appendix A and the Participant's age as of the date of determination.

   (c)  O&R PARTICIPANTS

        (1) If an O&R Participant is not married on his or her Annuity Starting Date, his or her Pension Allowance shall be payable in monthly installments ending with the monthly payment for the month in which the O&R Participant dies. An unmarried O&R Participant may elect an optional form of benefit as provided in Section 5.02.

        (2) If an O&R Participant is married on his or her Annuity Starting Date, and if he or she has not elected an optional form of benefit as provided in Section 5.02, his or her Pension Allowance shall be the Actuarial Equivalent to such Pension Allowance payable in the form of a single life annuity, and shall be payable in the form of a qualified joint and survivor annuity, providing for a Pension Allowance payable to the O&R Participant during his or her life, and providing after his or her death, one-half of that Pension Allowance payable during the life of, and to, his or her Surviving Spouse.

        (3) In the event that a Pension Allowance payable to an O&R Participant or his or her Surviving Spouse shall have a present value of $5,000 or less, such present value shall be paid in a single lump sum to the O&R Participant or Surviving Spouse, in lieu of the Pension Allowance or annuity otherwise payable. The calculation of the present value of a Pension Allowance, for the purpose of the foregoing sentence, will be the mortality table prescribed by the Secretary of the Treasury in accordance with Code Section 417(e)(3)(A)(ii)(I) in effect on the date of distribution and the interest rate will be the lesser of five percent (5%) or the annual rate of interest on thirty-year Treasury securities determined in accordance with Code
             Section 417(e)(3)(A)(ii)(II) for the second full calendar month preceding the first day of the Plan Year which contains the distribution date.

   (d) Special Rules Regarding Pension Allowances of Less Than $5,000 The determination as to whether a lump sum payment is less than $5,000 and immediately payable shall be made as soon as practicable following a Participant's termination of employment or death. To the extent permitted by law, in the event the present value of a Pension Allowance exceeds $5,000 upon an initial determination as to its present value, the present value of the Pension Allowance shall be re-determined annually as of the first day of each subsequent Plan Year. Any lump sum benefit payable shall be made as soon as practicable following the determination that the amount qualifies for distribution under the provisions of this paragraph (d). In the event a Participant is not entitled to any Pension Allowance upon his or her termination of employment, he or she shall be deemed cashed-out as of the date he or she terminated service. If a non-vested Participant who is deemed cashed-out is subsequently re-employed under circumstances

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

where the Participant's prior service is restored, he or she shall be deemed to have repaid such amount together with interest as described in Section 3.03.

5.02    OPTIONAL FORMS OF PAYMENT

   (a)  CEI PARTICIPANT. A CEI Participant may, subject to the provisions of
Section 5.03, elect to receive his or her benefit in the form of a Cash Balance Single Sum Payment in lieu of any other benefit under the Plan.

   (b) CECONY PARTICIPANT AND CEI PARTICIPANT. Unless specifically stated otherwise, effective as of December 1, 1996, a CECONY Participant and a CEI Participant may, subject to the provisions of Section 5.03, elect to convert the Pension Allowance otherwise payable to him or her as a single life annuity in the case of an unmarried CECONY Participant or unmarried CEI Participant, and a qualified joint and 50% surviving spouse annuity, in the case of a married CECONY Participant or married CEI Participant, into an optional benefit that is the Actuarial Equivalent, as provided in one of the options named below and the applicable factors set forth in Appendix A.

        (1) TWELVE YEAR CERTAIN AND LIFE ANNUITY OPTION. A modified Pension Allowance payable during the Participant's life, reduced by the appropriate factor in Appendix A, Section A-1, Table C, for an unmarried CECONY Participant or Table D for a married CECONY Participant, and in Appendix A, Section A-3, TABLE A, for a CEI Participant. If the Participant dies within 144 months after his or her Annuity Starting Date, the balance of those 144 monthly payments will be paid: (A) in the case of an unmarried Participant, to one or more Beneficiaries named by him or her when he or she elected the option, or to the Participant's estate if the Participant failed to designate a Beneficiary, or failed to designate a new Beneficiary if the designated

             Beneficiary predeceases the Participant and (B) in the case of a married Participant, to the Surviving Spouse, or if the Surviving Spouse does not survive the full 144 months following the Participant's Annuity Starting Date, to one or more Beneficiaries named by such Participant. The Participant's estate shall also receive any of the 144 guaranteed payments which remain to be paid following the death of the designated Beneficiary, provided that the Plan may, upon the request of the legal representative of the estate, pay to the estate the present value of all remaining payments, discounted by the rate utilized to calculate the appropriate factors set forth in Appendix A, Section A-1, Table C for an unmarried CECONY Participant and Table D for a married CECONY Participant or Appendix A, Section A-3, TABLE A for a CEI Participant, as in effect on the date of the Participant's death. If the Surviving Spouse is the Beneficiary, the Surviving Spouse will receive a surviving spouse annuity equal to 50% of the amount of the reduced twelve year certain annuity, commencing on the later of the expiration of the 144-month period or the Participant's death.

        (2) JOINT AND 100% SURVIVING SPOUSE ANNUITY. A modified Pension Allowance payable during the Participant's life, and after his or her death, payable during the life of, and to, his or her Surviving Spouse. At the election of the Participant, the option may include a pop-up feature, as described below:

           (i) If the Participant does not elect the pop-up feature, then the amount payable for the life of the Participant shall be equal to the Pension

                 Allowance otherwise payable to the Participant, reduced by the appropriate factor in Appendix A, Section A-1, Table G, for a CECONY Participant or in Appendix A, Section A-3, Table B, for a CEI Participant and the Surviving Spouse shall receive for his or her life an annuity equal to the amount payable to the Participant (before giving effect to any option elected under Section 5.02(b)(3) below).

           (ii) If the Participant elects the pop-up feature, then the amount payable to the Participant during the period that both the Participant and his or her spouse are alive shall be the Pension Allowance otherwise payable to the Participant, reduced by the appropriate factor in Appendix A, Section A-1, Table H, for a CECONY Participant, or in Appendix A, Section A-3, Table C, for a CEI Participant. The amount payable to the Participant during any period subsequent to the death of his or her spouse shall be equal to the Pension Allowance otherwise payable to the Participant in the absence of an election under this paragraph, and the Participant's Surviving Spouse shall receive for his or her life an annuity equal to the amount payable to the Participant during the period that the Participant and his or her spouse were both alive. In the event the Participant elects the option under Section 5.02(b)(3) below, the amount payable to the Participant's Surviving Spouse shall be determined assuming the Participant had not made any election under Section 5.02(b)(3).

        (3)  LEVEL INCOME OPTION.

           (i) A Participant who is eligible to commence a Pension Allowance and whose Annuity Starting Date precedes his or her attainment of the age at which he or she is eligible to receive unreduced Social Security benefits may elect to receive his or her Pension Allowance under the Level Income Option. He or she may further elect as a leveling month, for purposes of (ii) below, either the month following the month in which he or she reaches age 62 or the earliest month for which he or she is eligible to receive unreduced Social Security benefits. The election of this option may be made in addition to an election for a Twelve Year Certain and Life Option or a Joint and 100% Surviving Spouse Annuity, as referred to above.

           (ii) If a Participant elects this option, the amount payable to him or her during the period commencing with his or her Annuity Starting Date and ending with the month prior to the leveling month shall be increased and the amount payable during the period commencing with the leveling month and ending in the month of the Participant's death shall be decreased from the Pension Allowance otherwise payable to the Participant, based on factors specified in Appendix A, Section A-1, Table I, for a CECONY Participant or in Appendix A, Section A-3, Table D, for a CEI Participant. The present value of the benefit payable under this option shall be equal to the present value of the Pension Allowance otherwise payable to the Participant, determined on the actuarial bases specified in Appendix A,

                 Section A-1, Table I, for a CECONY Participant, or in Appendix A, Section A-3, Table D, for a CEI Participant.

           (iii) The amounts payable under this option shall be determined on the basis of an estimate of the Social Security benefit that the Participant would be eligible to commence to receive in the leveling month so that the amount payable for the month next preceding the leveling month shall be approximately equal to the sum of the amount payable for the leveling month plus the estimated Social Security benefit commencing in the leveling month, without taking into account any prospective cost of living adjustment pursuant to Section 11.02 of the Plan.

           (iv) The amount payable to the Participant under this option shall not be adjusted after the Participant's Annuity Starting Date, and prior to the leveling month, regardless of any difference between the estimate taken into account in the determination thereof and the Social Security benefits actually paid or payable to the Participant, and regardless of whether the Participant elects to commence receipt of Social Security benefits in any month other than the leveling month. Commencing in the leveling month, the amount payable to a Participant shall be reduced by an amount equal to the product of (I) the estimated Social Security benefit taken into account for purposes of subparagraph (iii) and (II) a fraction, the numerator of which shall be the amount payable to the Participant in the month next preceding the leveling month, taking into account any cost of living adjustments pursuant to
                 Section 11.02, and the denominator of
                 which shall be the amount determined to be payable as of the Participant's Annuity Starting Date, in accordance with subparagraph (ii) above.

           (v) In the event that a Participant who elects to receive his or her Pension Allowance under this option has also made an election to receive either a Twelve Year Certain and Life Option or a Joint and 100% Surviving Spouse Annuity Option, then the amount of Pension Allowance taken into account in the determination under subparagraph (iii) above shall be the amount payable to the Participant after giving effect to his or her election for a Twelve Year Certain and Life Option or a Joint and 100% Surviving Spouse Annuity Option. In such event, the Participant's election to receive his or her Pension Allowance under this option shall have no effect on the amount payable to his or her Surviving Spouse or Beneficiary under any other election he or she has made. In the event that the amount payable to a Participant who has elected to receive his or her Pension Allowance under this option and also made an election to receive a Joint and 100% Surviving Spouse Annuity with a Pop-Up Feature is increased on account of the death of his or her spouse, the amount of such increase shall be disregarded for purposes of subparagraph (iv).

        If a Participant dies after Pension Allowance payments have commenced, any payments continuing on to his or her Surviving Spouse or Beneficiary shall be distributed at least as rapidly as under the method of distribution being used as of the Participant's date of death.

        (4)  CASH OUT OPTION

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           (i)   A CECONY Participant who is not a Rule of 75 Participant may
                 elect to receive the Pension Allowance otherwise payable to him or her in the form of a Cash Out. The election to receive a Cash Out may be made at any time subsequent to the Participant's termination of employment and prior to the date on which the Participant becomes a Rule of 75 Participant and will be subject to the provisions of Section 5.03. A Participant will not be eligible to receive a Cash Out after he or she has become a Rule of 75 Participant, regardless of whether he or she was a Rule of 75 Participant at the time of his or her termination of employment from the Company or an Affiliate.

           (ii) The Cash Out is a lump sum payment representing the present value of the deferred vested Pension Allowance payable to the Participant at Normal Retirement Date. Effective January 1, 1997, the amount of a Cash Out will be the greater of (A) the product of the deferred vested Pension Allowance amount determined in accordance with Section 4.05(a) and the Consolidated RPA '94 Lump Sum Conversion Factor, as in effect for the Participant's Annuity Starting Date, for the Participant's age in such month, or (B) the product of the deferred vested Pension Allowance amount determined in accordance with Section 4.05(a), taking into account only the Participant's employment and Annual Basic Straight-Time Compensation prior to January 1, 1997, and the factor in Appendix A, Section A-1, Table B for the Participant's age as of his or her Annuity Starting Date. For the purpose of the foregoing sentence, a Participant's

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                 age in any month shall be his or her age on the birthday nearer in time to the first of such month.

           (iii) In lieu of the Cash Out, a Participant who is eligible to elect to receive a Cash Out may receive an immediate annuity, commencing in the month in which the Cash Out would otherwise have been payable, in accordance with the provisions of Section
                 5.03. The amount of such immediate annuity shall be the greater of (A) the amount determined by dividing the Cash Out, computed in accordance with paragraph (i)(A) above, by an annuity conversion factor determined on the basis of the IRS Mortality Table, the Adjusted IRS Interest Rate, and the Participant's age as of the month of determination; or (B) the product of the deferred vested Pension Allowance amount determined in accordance with paragraph (i)(B) above and a reduction factor for early commencement based on the same mortality and interest assumptions used in Appendix A, Section A-1, Table B, and the Participant's age as of the month of determination.

   (c) O&R PARTICIPANT. An O&R Participant may, subject to Section 5.03, elect to convert his or her Pension Allowance otherwise payable into an Actuarial Equivalent optional form of benefit, in accordance with one of the options described below. If a person other than the spouse of the O&R Participant is named as the contingent annuitant under an option, the value of the Pension Allowance payable to the O&R Participant under the option will in no event be less than fifty-one percent of the total value of the benefits payable to the O&R Participant and contingent annuitant.

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        (1)  JOINT AND 100% SURVIVOR ANNUITY. A modified Pension Allowance payable during the O&R Participant's life, with the provision that, on his or her death, the modified Pension Allowance shall be paid during the life of, and to, the surviving contingent annuitant who was nominated by the Participant by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when the O&R Participant elected the option.

        (2) JOINT AND 50% SURVIVOR ANNUITY. A modified Pension Allowance payable during the O&R Participant's life, with the provision that, after his or her death, a Pension Allowance at one half the rate of his or her modified Pension Allowance shall be paid during the life of, and to, the surviving contingent annuitant who was nominated by him or her by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when he or she elected the option. This is the normal form of payment of the Normal Retirement Allowance for an O&R Participant who is married on his or her Annuity Starting Date, with the Participant's spouse as contingent annuitant, as provided in Section 5.01(c).

        (3) JOINT AND 100% SURVIVOR ANNUITY WITH POP-UP FEATURE. A modified Pension Allowance payable during the O&R Participant's life, with the provision that, on his or her death, it shall be paid during the life of, and to, the contingent annuitant nominated by him or her by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when he or she elected the option, if the contingent annuitant is surviving at the time of the O&R Participant's death. If the designated contingent annuitant

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             predeceases the O&R Participant, the Pension Allowance payable to the O&R Participant for months following the death of the contingent annuitant will increase to the Pension Allowance payable for the O&R Participant's life with no further benefits payable following the O&R Participant's death; or

        (4) JOINT AND 50% SURVIVOR ANNUITY WITH POP-UP FEATURE. A modified Pension Allowance payable during the O&R Participant's life, with the provision that after his or her death a Pension Allowance at one-half the rate of his or her modified Pension Allowance will be paid during the life of, and to, the contingent annuitant nominated by him or her by written designation duly filed with, and receipt acknowledged by, the Plan Administrator when he or she elected the option, if the contingent annuitant is surviving at the time of the O&R Participant's death. If the designated contingent annuitant predeceases the O&R Participant, the Pension Allowance payable to the O&R Participant for months following the death of the contingent annuitant will increase to the Pension Allowance payable for the O&R Participant's life with no further benefits payable following the O&R Participant's death.

        (5) The optional forms of benefit amounts set forth for an O&R Participant will be calculated in accordance with the actuarial tables in Appendix A, Section A-2, Tables A through F.

5.03    ELECTION OF OPTIONS

   (a) A married Participant's election of any option is effective only if Spousal Consent to the election is received by the Plan Administrator, unless:

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

        (1) the option provides for monthly payments to his or her spouse for life after the Participant's death, in an amount equal to at least 50% but not more than 100% of the monthly amount payable under the option to the Participant, and

        (2) the option is no greater than the Actuarial Equivalent of the qualified joint and survivor annuity.

   (b) An Employer shall furnish to each Participant a written explanation in non-technical language of the terms and conditions of the Pension Allowance payable to the Participant in the applicable normal and optional forms of Pension Allowance to the Participant. Such explanation shall include a general description of the eligibility conditions for, and the material features and amounts payable under, the optional forms of Pension Allowance under the Plan, any rights the Participant may have to defer commencement of his or her Pension Allowance, the requirement for Spousal Consent as provided in paragraph (a) above, and the right of the Participant to make, and to revoke, elections.

   (c) Each Employer shall provide the written explanation required by Section 5.03(b) no more than 90 days and no less than 30 days prior to the Participant's Annuity Starting Date. A Participant's Annuity Starting Date may not occur less than 30 days after receipt of the notice. An election for an optional form shall be made on a form provided by the Plan Administrator and may be made during the 90-day period ending on the Participant's Annuity Starting Date, but not prior to the date the Participant receives such written explanation.

   (d) Notwithstanding the provisions of paragraph (c) above, a CECONY Participant, other than a Rule of 75 CECONY Participant, may, after having received the written

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

explanation, affirmatively elect to have his or her benefit commence, or to receive his or her benefit in the form of a Cash Out, as applicable, sooner than 30 days following his or her receipt of the written explanation provided all of the following requirements are met:

        (1) the Plan Administrator clearly informs the Participant that he or she has a period of at least 30 days after receiving the explanation to decide when to have his or her benefits begin and, if applicable, to choose a particular optional form of payment;

        (2) the Participant affirmatively elects a date for his or her benefits to begin and, if applicable, an optional form of payment, after receiving the explanation;

        (3) the Participant is permitted to revoke his or her election until the later of his or her Annuity Starting Date or seven days following the day he or she received the explanation;

        (4) payment does not commence less than seven days following the day after the explanation is received by the Participant; and

        (5) the Participant's Annuity Starting Date is after the date the explanation is provided.

   (e) An election of an option may be revoked on a form provided by the Plan Administrator, and subsequent elections and revocations may be made at any time and from time to time during the election period specified in paragraph (c) or
(d) above, whichever is applicable. An election of an optional form of benefit shall be effective on the Participant's Annuity Starting Date and may not be modified or revoked after his or her Annuity Starting Date unless otherwise provided under paragraph (d). A revocation of any election shall be effective when the completed form is filed with the Plan

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

Administrator. If a Participant who has elected an optional form of benefit dies before the date the election of the option becomes effective, the election shall be given effect. If the Beneficiary designated under an option dies before the date the election of the option becomes effective, the election shall be revoked.

5.04    COMMENCEMENT OF PAYMENTS

   (a) Except as otherwise provided in Article 4 or this Article 5, payment of a Participant's Pension Allowance will begin as soon as administratively practicable following the latest of (i) the Participant's 65th birthday, (ii) the fifth anniversary of the date on which he or she became a Participant, or
(iii) the date he or she terminates service with the Company or an Affiliate, (but not more than 60 days after the close of the Plan Year in which the latest of (i), (ii) or (iii) occurs).

   (b) Notwithstanding the preceding paragraph, payment of any Participant's Pension Allowance will begin not later than April 1 of the calendar year following the later of the calendar year in which he or she attains age 70 1/2 or terminates employment.

5.05    DISTRIBUTION LIMITATION

        Notwithstanding any other provision of this Article 5, all distributions from this Plan will conform to the regulations issued under Code Section 401(a)(9), including the incidental death benefit provisions of Code Section 401(a)(9)(G). Further, such regulations shall override any plan provision that is inconsistent with Code Section 401(a)(9). The life expectancies of Participants and their spouses shall not be recalculated.

5.06    DIRECT ROLLOVER OF CERTAIN DISTRIBUTIONS

   (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in

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the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

   (b)  The following definitions apply to the terms used in this Section:

        (1) An "eligible rollover distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any distribution where all otherwise eligible distributions are expected to total less than $200;

        (2) An "eligible retirement plan" is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code
             Section 403(a), or a qualified trust described in Code Section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the Surviving Spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity;

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

        (3) A "distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse; and

        (4) A "direct rollover" is a payment by the Plan to the eligible retirement plan specified by the distributee.

        In the event that the provisions of this Section 5.06 or any part thereof cease to be required by law as a result of subsequent legislation or otherwise, this Section or any applicable part thereof shall be ineffective without the necessity of further amendments to the Plan.

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

                                   ARTICLE VI

                                  CONTRIBUTIONS

6.01    EMPLOYERS' CONTRIBUTIONS

        It is the intention of the Company and the Employers to continue the Plan, make the contributions that are necessary to maintain the Plan on a sound actuarial basis and to meet the minimum funding standards prescribed by law. However, subject to the provisions of Article X, an Employer may discontinue its contributions for any reason at any time. Any forfeitures shall be used to reduce the Employers' contributions otherwise payable.

6.02    RETURN OF CONTRIBUTIONS

   (a) The contributions of the Employers to the Plan are conditioned upon their deductibility under Code Section 404. If all or part of the deductions of the Employers are disallowed by the Internal Revenue Service, the portion of the contributions to which that disallowance applies will be returned to the Employers without interest, but reduced by any investment loss attributable to those contributions. The return shall be made within one year after the date of the disallowance of the deduction.

   (b) The Employers may recover without interest the amount of their contributions to the Plan made on account of a mistake in fact, reduced by any investment loss attributable to those contributions, if recovery is made within one year after the date of those contributions.

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

6.03    NON-CONTRIBUTORY NATURE

        No contributions by any Employee or Participant to the Plan shall be required or permitted hereunder.

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

                                   ARTICLE VII

                             ADMINISTRATION OF PLAN

7.01    NAMED FIDUCIARIES

   (a) The Board has appointed those persons who occupy the positions of Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer of CECONY as the Named Fiduciaries of the Plan. The Named Fiduciaries shall have the joint authority to control and manage the operation and administration of the Plan, including the appointment of the Plan Administrator. The Named Fiduciaries may, in their sole and absolute discretion, designate one or more committees or individuals to serve as the Plan Administrator, or in other fiduciary capacities responsible for the management, operation and administration of the Plan and/or investment of the trust and the plan assets. CECONY also may designate other persons who, upon acceptance of such designation, shall serve as Named Fiduciaries either instead of or in addition to those holding the aforementioned offices. Any such designation and acceptance shall be in writing and retained by the Plan Administrator.

   (b) The Named Fiduciaries may allocate fiduciary responsibilities among themselves, and may designate other persons to carry out fiduciary responsibilities, other than those granted to the Trustee under the trust agreement adopted for use in implementing the Plan, in accordance with the following procedure:

        (1) The Chief Executive Officer of CECONY shall allocate fiduciary responsibilities among the Named Fiduciaries in writing, and the acceptance of such responsibilities by the Named Fiduciaries shall be in writing. Any designation by a Named Fiduciary of persons to carry out fiduciary responsibilities, other than those granted to the Trustee under the trust agreement adopted for use in implementing the Plan, shall be in writing, a copy of which shall be delivered to the designee, and shall specify the fiduciary responsibilities to be carried out by the designee. Written notice of any such designation shall be given to all other Named Fiduciaries by the Named Fiduciary making the designation. Any such allocations, acceptances and designations shall be retained by the Plan Administrator.

        (2) A Named Fiduciary, or a fiduciary designated by a Named Fiduciary, may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.

        (3) One or more of the Named Fiduciaries may direct the Trustee to invest all or any part of the trust fund held by the Trustee in investments consistent and in accordance with the Plan's investment policy, including but not limited to, investments in insurance policies and contracts, including group annuity contracts, and in tax-exempt group trusts, and from time to time to liquidate any such investment in whole or in part.

        (4) The Named Fiduciaries shall have the powers granted to them under the trust agreement adopted for use in implementing the Plan.

7.02    DUTIES OF PLAN ADMINISTRATOR

   (a) The Plan Administrator shall have such duties and powers as may be necessary to discharge its duties hereunder, including but not by way of limitation, the following:

        (1) to authorize any agent to execute or deliver any instrument or make any payment on its behalf;

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

        (2) to retain counsel, employ agents and provide for such clerical, accounting, actuarial and consulting services as it may require in carrying out the provisions of the Plan;

        (3) to delegate to other persons all or such portion of its duties under the Plan, other than those granted to the Trustee under the trust agreement adopted for use in implementing the Plan, as the Plan Administrator, in his or her sole discretion, shall decide and in accordance with ERISA Section 405;

        (4) to decide all claims and questions of eligibility, and determine the amount, manner and time of payment of any benefit hereunder, and to construe and interpret the Plan or other plans as may be necessary in conjunction herewith;

        (5) to make and enforce such rules and regulations as the Plan Administrator deems necessary or proper for the efficient administration and operation of the Plan;

        (6) to prescribe procedures to be followed by Participants or Beneficiaries filing applications for benefits;

        (7) to exercise such authority and responsibility, and perform such duties, as may be required in order to comply with ERISA and governmental regulations issued there under regarding records of Participants' service, accrued benefits, and non-forfeitable benefits under the Plan;

        (8) to provide notifications to Participants, and file such annual reports as shall be required with the Internal Revenue Service, the Department of Labor and the Pension Benefit Guaranty Corporation;

        (9) to receive and review the annual actuarial valuation of the Plan made by the actuary, and the regular reports of the Trustee regarding the financial condition, receipts and disbursements of the trust fund;

        (10) to furnish to the Employers, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

        (11) to receive service of legal process, as agent for the Plan; and

        (12) to authorize the payment of reasonable and necessary expenses for the administration and operation of the Plan.

   (b) The Plan Administrator shall have the authority to amend the Plan as follows:

        (1) in accordance with action by the Board, to amend Appendix B to specify that an Affiliate will become an Employer and to provide for any special terms and conditions applicable to Participants employed by the Employer;

        (2) to amend Appendix E to specify the method for determining and to determine the amount payable from the 401(h) Account for benefits under the Retiree Health Plan, pursuant to and for purposes of
             Section 12.06; and

        (3) to adopt certain amendments to the Plan, which are (a) required or desirable in order to implement corporate transactions such as mergers, acquisitions and divestitures; (b) required, necessary or recommended for compliance with ERISA, the Code or other laws; or
             (c) necessary or desirable for uniform or efficient administration. In all cases, any amendment(s) adopted by the Plan Administrator shall neither materially nor significantly increase the Employers' or the Company's obligations or adversely affect or reduce the accrued benefits of Participants.

                                                                              91
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        Any amendment adopted by the Plan Administrator pursuant to this Section shall be in writing and shall be effective as of the date specified by the Plan Administrator.

7.03    MEETINGS

        The Plan Administrator will hold meetings upon such notice, at such place or places, and at such time or times as the Plan Administrator may from time to time determine.

7.04    COMPENSATION AND BONDING

        The Named Fiduciaries and the Plan Administrator will not receive any compensation from the Plan for their services as such, and no bond or other security need be required of them in those capacities in any jurisdiction.

7.05    ESTABLISHMENT OF RULES

        Subject to the limitations of the Plan, the Plan Administrator from time to time will establish rules for the administration of the Plan and the transaction of business. The Plan Administrator has discretionary authority to interpret the Plan and to make factual determinations including but not limited to, determination of an individual's eligibility for Plan participation, the right and amount of any benefit payable under the Plan and the date on which any individual ceases to be a Participant. The determination of the Plan Administrator as to the interpretation of the Plan or any disputed question shall be conclusive and final to the extent permitted by applicable law.

7.06    PRUDENT CONDUCT

        The Named Fiduciaries and Plan Administrator will use that degree of care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in a similar situation.

7.07    ACTUARY

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

        As an aid to the Employers in determining the amount of contributions payable to the Plan, the actuary designated by the Named Fiduciaries or the Plan Administrator will make annual actuarial valuations of the assets and liabilities of the Plan, and will submit to the Plan Administrator the rates of contribution which it recommends for use.

7.08    MAINTENANCE OF ACCOUNTS

        The Plan Administrator will maintain accounts showing the fiscal transactions of the Plan and will keep in convenient form such data as may be necessary for actuarial valuations of the Plan.

7.09    SERVICE IN MORE THAN ONE FIDUCIARY CAPACITY

        Any individual, entity or group of persons may serve in more than one fiduciary capacity with respect to the Plan and/or the funds of the Plan.

7.10    LIMITATION OF LIABILITY

        The Company, the members of its board of directors, the Employers and the members of their board of trustees or directors, the Named Fiduciaries, the Plan Administrator, and any officer, employee or agent of the Company or an Affiliate shall not incur any liability individually or on behalf of any other individuals for any act, or failure to act, made in good faith in relation to the Plan or the funds of the Plan. However, this limitation does not act to relieve any such individual or the Company or any Affiliate from a responsibility or liability for any fiduciary responsibility, obligation or duty under Part 4, Title I of ERISA.

7.11    INDEMNIFICATION

        The Company, the members of its board of directors, the Employers and the members of their board of trustees or directors, the Named Fiduciaries, the Plan Administrator, and any officer, employee or agent of the Company or an Affiliate are indemnified against any and all liabilities arising by reason of any act, or failure to act, in relation to the Plan or the funds of the Plan, including, without limitation, expenses reasonably incurred in the defense of any claim relating to the Plan or the funds of the Plan, and amounts paid in any compromise or settlement relating to the Plan or the funds of the Plan, except for actions or failures to act made in bad faith or which constitute a breach of fiduciary duty. The foregoing indemnification is from the funds of the Plan to the extent of those funds and to the extent permitted under applicable law; otherwise from the general assets of the Employers. The provisions are in addition to any other indemnification provision otherwise provided to any such individual by the Company or an Affiliate, provided that there is no duplication of benefits under this Section 7.11 and any such other provision.

7.12    APPOINTMENT OF INVESTMENT MANAGER

        The Board of Trustees, in its sole discretion, determines the investment policy for the Plan. However, a Named Fiduciary may, in its sole discretion, and in accordance with the investment policy, appoint one or more investment managers to manage the assets of the Plan (including the power to acquire and dispose of all or part of such assets) as the Named Fiduciary designates. In that event, the authority over and responsibility for the management of the assets so designated is the sole responsibility of that investment manager.

        For purposes of this Article, the term "investment manager" means an individual firm, or entity who:

   (a)  has the power to manage, acquire or dispose of any asset of the Plan;

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

   (b) is (i) registered as an investment advisor under the Investment Advisors Act of 1940, (ii) a bank, as defined in that Act, or (iii) an insurance company qualified to perform services described in paragraph (a) above; and

   (c) has acknowledged in writing that he, she or it is a fiduciary with respect to the Plan.

7.13    EXPENSES OF ADMINISTRATION

        All reasonable expenses that arise in connection with the administration of the Plan, including but not limited to the compensation of the Trustee, administrative expenses and proper charges and disbursements of the Trustee and reasonable compensation and other expenses and charges of any enrolled actuary, counsel, accountant, specialist, or other person who has been retained by the Employers, Named Fiduciaries or Plan Administrator in connection with the administration thereof, will be paid from the funds of the Plan held by the Trustee under the trust agreement adopted for use in implementing the Plan, to the extent not paid by the Employers. So long as such reimbursement is in accordance with Department of Labor Regulation 29 CFR 2550.408c-2(b)(3), the funds of the Plan may also reimburse the Employers for compensation paid by the Employers to employees of the Employers who perform services to the Plan.

7.14    CLAIMS AND REVIEW PROCEDURES

   (a) Applications for benefits and inquiries concerning the Plan (or concerning present or future rights to benefits under the Plan) must be submitted in writing to the Plan Administrator. An application for benefits must be submitted on the prescribed form and signed by the Participant or, in the case of a benefit payable after his or her death, by his or her Beneficiary, or a duly authorized legal representative.

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

   (b) In the event that an application for benefits is denied in whole or in part, the Plan Administrator will notify the applicant in writing of the denial and of the right to review of the denial. The written notice will set forth, in a manner calculated to be understood by the applicant, specific reasons for the denial, specific references to the provisions of the Plan on which the denial is based, a description of any information or material necessary for the applicant to perfect the application, an explanation of why the material is necessary, and an explanation of the review procedure under the Plan. The written notice from the Plan Administrator will be given to the applicant within a reasonable period of time, not more than 90 days, after the Plan Administrator received the initial application, unless special circumstances require further time for processing and the applicant is advised of the need and reason for the extension within the first 90-day period. The applicant will also be informed of the date by which the Plan Administrator expects to render the decision. In no event will the initial decision be given more than 180 days after the Plan Administrator received the application. The Plan Administrator has the authority to act with respect to any appeal from a denial of benefits or a determination of benefit rights.

   (c) An applicant whose application for benefits was denied in whole or part, or the applicant's duly authorized representative, may appeal the denial by submitting to the Plan Administrator a request for a review of the application within 60 days after receiving written notice of the denial from the Plan Administrator. The Plan Administrator will give the applicant or his or her representative an opportunity to review pertinent materials, other than legally privileged documents, in preparing the request for a review. The request for a review must be in writing and addressed to the Plan Administrator. The request for a review shall set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant deems pertinent. The Plan Administrator may require the applicant to submit such additional facts, documents or other materials as it may deem necessary or appropriate in making its review.

   (d) The Plan Administrator will act on each request for a review within 60 days after receipt, unless special circumstances require further time for processing by the Plan Administrator and the applicant is advised of the need and reason for the extension. In no event will the decision on review be rendered more than 120 days after the Plan Administrator received the request for a review. The Plan Administrator will give prompt written notice of its decision to the applicant. In the event that the Plan Administrator confirms the denial of the application for benefits in whole or in part, the notice will set forth, in a manner calculated to be understood by the applicant, the specific reasons for the decision and specific references to the provisions of the Plan on which the decision is based. The Plan Administrator has discretionary authority to administer the plan, including interpreting the terms, determining eligibility for, entitlement to and amount of benefits under the Plan, determining any facts and resolving any questions relevant to administration of the Plan and remedying and correcting any ambiguities, inconsistencies or omissions in the Plan. Any action taken by the Plan administrator pursuant to such discretionary authority shall be conclusive and binding on all participants, beneficiaries and others.

   (e) The Plan Administrator shall adopt such rules, procedures and interpretations of the Plan as deemed necessary or appropriate in carrying out the Plan Administrator responsibilities under this Section 7.14.

   (f) No legal action for benefits under the Plan may be brought unless and until the claimant:

           (i) has submitted a written application for benefits in accordance with paragraph (a),

           (ii) has been notified by the Plan Administrator that the application is denied,

           (iii) has filed a written request for a review of the application in accordance with paragraph (c), and

           (iv) has been notified in writing that the Plan Administrator has affirmed the denial of the application;

provided, however, that legal action may be brought after the Plan Administrator has failed to take any action on the claim within the time prescribed by paragraphs (b) and (d) above.

                                  ARTICLE VIII

                               MANAGEMENT OF FUNDS

8.01    TRUSTEE

        All the funds of the Plan shall be held by a Trustee appointed from time to time by the Board under a trust instrument adopted, or as amended, by CECONY for use in providing the benefits of the Plan and paying its expenses not paid directly by the Employers. The assets of the Plan may be commingled by the Trustee with the assets of another qualified defined benefit plan maintained by an Affiliate; provided, however, that there shall be separate accounting for the beneficial interest of each such plan in the commingled assets. The beneficial interest of the trust fund under the Plan will be applied solely in accordance with the Plan and shall not be available to provide benefits under any other qualified defined benefit plan or for any other purpose. Expenses and taxes, to the extent paid from the commingled trust assets, will be equitably divided between the trust fund under the Plan and the trust fund under any other qualified defined benefit plan.

8.02    EXCLUSIVE BENEFIT RULE

        Except as otherwise provided in the Plan, no part of the corpus or income of the funds of the Plan shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons entitled to benefits under the Plan and paying Plan expenses not otherwise paid by the Employers, before the satisfaction of all liabilities with respect to them. No person has any interest in or right to any part of the earnings of the funds of the Plan, or any right in, or to, any part of the assets held under the Plan, except as and to the extent expressly provided in the Plan.

                                   ARTICLE IX

                               GENERAL PROVISIONS

9.01    NONALIENATION

   (a) Except as required by any applicable law, or by paragraph (c), no benefit under the Plan shall in any manner be anticipated, assigned or alienated, and any attempt to do so shall be void. However, payment may be made in accordance with the provisions of any judgment, decree, or order which creates for, or assigns to, a spouse, former spouse, child or other dependent of a Participant the right to receive all or a portion of the Participant's benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that spouse, child or dependent, and:

        (1)  is made pursuant to a State domestic relations law,

        (2) does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan, and

        (3) otherwise meets the requirements of Section 206(d) of ERISA, as amended, as a qualified domestic relations order ("QDRO"), as determined by the Plan Administrator. The Plan shall have written procedures in effect for determining whether an order is a QDRO and, if so, for administering distributions under QDROs. The procedures shall notify each person, specified in the order who is entitled to payment of benefits under the Plan, of such procedures.

        Notwithstanding the foregoing, a Participant whose benefit is in current pay status may elect to make a voluntary and revocable assignment of such benefit, not to exceed

10% of any benefit payment, provided the assignment is not for the purpose of defraying administrative costs.

   (b) If the present value of any series of payments under a QDRO amounts to $5,000 or less, a lump sum payment that is the Actuarial Equivalent, determined in the manner described in Section 5.01, shall be made in lieu of the series of payments.

   (c) A Participant's benefits under the Plan will be offset by the amount the Participant is required to pay to the Plan under the circumstances set forth in Code Section 401(a)(13)(C).

9.02    CONDITIONS OF EMPLOYMENT NOT AFFECTED BY PLAN

        The establishment of the Plan does not confer any legal rights upon any Employee or other person for a continuation of employment, nor does it interfere with the right of the Employers (which right is hereby reserved) to discharge any Employee and to treat him or her without regard to the effect which that treatment might have upon him or her as a Participant or potential Participant in the Plan.

9.03    FACILITY OF PAYMENT

        If the Plan Administrator finds that a Participant or other person entitled to a benefit is unable to care for his or her affairs because of illness or accident or because he or she is a minor, the Plan Administrator may direct, in his or her sole discretion, that any benefit due him or her, unless claim has been made for the benefit of the Participant by a duly appointed legal representative, be paid to his or her spouse, a child, a parent or other blood relative, or to a person with whom he or she resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit. Furthermore, if the Plan Administrator receives from a Participant a power of attorney valid under state law, the Plan Administrator will comply with the instructions of the named attorney to the extent that the Plan Administrator would comply with such instructions if given by the Participant and such instructions are consistent with the power of attorney.

9.04    INFORMATION

        Each Participant or other person entitled to a benefit, before any benefit will be payable to him or her or on his or her account under the Plan, must file with the Plan Administrator information that the Plan Administrator requires to establish the Participant's or other person's rights and benefits under the Plan.

9.05    TOP-HEAVY PROVISIONS

   (a)  The following definitions apply to the terms used in this Section:

        (1) "applicable determination date" means the last day of the preceding Plan Year;

        (2) "top-heavy ratio" means the ratio of (A) the present value of the cumulative accrued benefits under the Plan for key employees to (B) the present value of the cumulative accrued benefits under the Plan for all key employees and non-key employees; provided, however, that if an individual has not performed services for the Company or Affiliate at any time during the 5-year period ending on the applicable determination date, any accrued benefit for such individual (and the account of such individual) shall not be taken into account;

        (3) "applicable valuation date" means the date within the preceding Plan Year as of which annual Plan costs are or would be computed for minimum funding purposes;

        (4) "key employee" means an employee who is in a category of employees determined in accordance with the provisions Code Section 416(i)(1) and (5) and any regulations there under, and, where applicable, on the basis of the Employee's remuneration which, with respect to any Employee, shall mean the wages, salaries and other amounts paid in respect of such Employee by the Company or an Affiliate for personal services actually rendered, determined before any pre-tax contributions under a "qualified cash or deferred arrangement" (as defined under Code Section 401(k) and its applicable regulations) or under a "cafeteria plan" (as defined under Code Section 125 and its applicable regulations), and shall include, but not by way of limitation, bonuses, overtime payments and commissions; and shall exclude deferred compensation, stock options and other distributions which receive special tax benefits under the Code;

        (5)  "non-key employee" means any employee who is not a key employee;

        (6) "average remuneration" means the average annual remuneration of a Participant for the five consecutive years of his or her Vesting Service during which he or she received the greatest aggregate remuneration, as limited by Code Section 401(a)(17), from the Company or an Affiliate, excluding any remuneration for service after the last Plan Year with respect to which the Plan is top-heavy;

        (7) "required aggregation group" means each other qualified plan of the Company or an Affiliate (including plans that terminated within the five-year period ending on the determination date) in which there are members who are key employees or which enables the Plan to meet the requirements of Code Section 401(a)(4) or 410; and

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

        (8) "permissive aggregation group" means each plan in the required aggregation group and any other qualified plan(s) of the Company or an Affiliate in which all members are non-key employees, if the resulting aggregation group continues to meet the requirements of Code Sections 401(a)(4) and 410.

   (b) For purposes of this Section, the Plan shall be "top-heavy" with respect to any Plan Year beginning on or after January 1, 1984, if as of the applicable determination date the top-heavy ratio exceeds 60%. The top-heavy ratio shall be determined as of the applicable valuation date in accordance with Code Section 416(g)(3) and (4)(B) on the basis of the 1983 Group Annuity Mortality Table and an interest rate of 5 1/2% per year compounded annually. For purposes of determining whether the Plan is top-heavy, the present value of accrued benefits under the Plan will be combined with the present value of accrued benefits or account balances under each other plan in the required aggregation group, and, in the Employer's discretion, may be combined with the present value of accrued benefits or account balances under any other qualified plan(s) in the permissive aggregation group. The accrued benefit of a non-key employee under the Plan or any other defined benefit plan in the aggregation group shall be (i) determined under the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Company or an Affiliate, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule described in Code Section 411(b)(1)(C).

   (c) The following provisions shall be applicable to Participants for any Plan Year with respect to which the Plan is top-heavy:

        (1) In lieu of the vesting requirements specified in Section 4.05, a Participant shall be vested in, and have a non-forfeitable right to, a percentage of his or her accrued benefit, as set forth in the following vesting schedule:

                     YEARS OF VESTING SERVICE        PERCENTAGE VESTED
                     Less than 2 years                      0%
                     2 years                               20%
                     3 years                               40%
                     4 years                               60%
                     5 years                              100%

        (2) The accrued benefit of a Participant who is a non-key employee shall not be less than 2% of his or her average remuneration multiplied by the number of years of his or her Vesting Service, not in excess of 10, during the Plan Years for which the Plan is top-heavy. That minimum benefit shall be payable at a Participant's Normal Retirement Date. If payments commence at a time other than the Participant's Normal Retirement Date, the minimum accrued benefit shall be the Actuarial Equivalent of that minimum benefit.

        (3)  The multiplier "1.25" in Code Sections 415(e)(2)(B)(i) and
             (3)(B)(i) shall be reduced to "1.0", and the dollar amount "$51,875" in Code Section 415(e)(6)(B)(i)(I) shall be reduced to "$41,500".

   (d) If the Plan is top-heavy with respect to a Plan Year and ceases to be top-heavy for a subsequent Plan Year, the following provisions shall be applicable:

        (1) The accrued benefit in any such subsequent Plan Year shall not be less than the minimum accrued benefit provided in paragraph (c)(ii) above, computed as of the end of the most recent Plan Year for which the Plan was top-heavy.

        (2) If a Participant has completed three years of Vesting Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting schedule set forth in paragraph (c)(i) above shall continue to be applicable.

        (3) If a Participant has completed at least two, but less than three, years of Vesting Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting provisions of Section 4.05 shall again be applicable; provided, however, that in no event shall the vested percentage of a Participant's accrued benefit be less than the percentage determined under paragraph (c)(i) above as of the last day of the most recent Plan Year for which the Plan was top-heavy.

9.06    CONSTRUCTION

   (a) The Plan shall be construed, regulated and administered under ERISA as in effect from time to time, and the laws of the State of New York, except where ERISA controls.

   (b) The titles and headings of the Articles and Sections in this Plan are for convenience only. In case of ambiguity or inconsistency, the text rather than the titles or headings shall control.

9.07    PREVENTION OF ESCHEAT

        If the Plan Administrator cannot ascertain the whereabouts of any person to whom a payment is due under the Plan, the Plan Administrator may, no earlier than three years from the date such payment is due, mail a notice of such due and owing payment to the last known address of such person as shown on the records of the Plan Administrator or the Employer. If such person has not made written claim therefore within three months of the date of the mailing, the Plan Administrator may, if it so elects and upon receiving advice from counsel to the Plan, direct that such payment and all remaining payments otherwise due such person be cancelled on the records of the Plan and the amount thereof applied to reduce the contributions of the Employer. Upon such cancellation, the Plan has no further liability therefore except that, in the event such person or his or her Beneficiary later notifies the Plan Administrator of his or her whereabouts and requests the payment or payments due to him or her under the Plan, the amount so applied will be paid to him or her in accordance with the provisions of the Plan, without interest.

                                    ARTICLE X

                        AMENDMENT, MERGER AND TERMINATION

10.01   AMENDMENT OF PLAN

   (a) CECONY, by action of its Board, or pursuant to authority granted by its Board, reserves the right at any time and from time to time, and retroactively if deemed necessary or appropriate, to amend in whole or in part any or all of the provisions of the Plan. However, no amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than for the exclusive benefit of persons entitled to benefits under the Plan, before the satisfaction of all liabilities with respect to them. No amendment will be made which has the effect of decreasing the accrued benefit or reducing the nonforfeitable percentage of the accrued benefit of a Participant below the nonforfeitable percentage computed under the Plan as in effect on the date on which the amendment is adopted or, if later, the date on which the amendment becomes effective.

   (b) The Plan Administrator has the authority to amend the Plan to the extent and in the manner described in Section 7.02(b).

10.02   MERGER, CONSOLIDATION, OR TRANSFER

        The Board may, in its sole discretion, merge this Plan with another qualified plan, subject to any applicable legal requirements. However, the Plan may not be merged or consolidated with, and its assets or liabilities may not be transferred to, any other plan unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

10.03   ADDITIONAL PARTICIPATING COMPANIES

   (a) With the consent of CECONY, an Affiliate may adopt this Plan for some or all of its Employees. Upon the effective date of the adoption of the Plan by an Affiliate, the Affiliate shall be an Employer and shall delegate all fiduciary and administrative responsibilities (including the appointment and removal of fiduciaries) under the Plan to the Named Fiduciaries and the Plan Administrator of the Plan. An Employer may adopt the Plan for some or all of its employees upon appropriate action by such Employer, and with the consent of CECONY, and the employees for whom the Plan is adopted shall be described in Appendix B to the Plan.

   (b) An Employer may terminate its participation in the Plan upon appropriate action. The funds of the Plan held on account of Participants in the employ of that Employer will be determined by the Plan Administrator and will be applied as provided in Section 10.04 if the Plan should be terminated, or will be segregated by the Trustee as a separate trust, pursuant to certification to the Trustee by the Plan Administrator, continuing the Plan as a separate plan for the employees of that company under which the board of directors of that company will succeed to all the powers and duties of the board of trustees, including the appointment of named fiduciaries.

10.04   TERMINATION OF PLAN

        CECONY, by action of its Board, may terminate the Plan for any reason at any time. In case of termination of the Plan, the rights of Participants to their benefits accrued under the Plan as of the date of the termination, to the extent then funded or protected by law, if greater, shall be nonforfeitable. The funds of the Plan shall be used for the exclusive benefit of persons entitled to benefits under the Plan as of the date of termination, except as provided in
Section 6.02. However, any funds not required to satisfy all liabilities of the Plan for benefits because of erroneous actuarial computation will be returned to the Employers. In addition, after the satisfaction of all liabilities for benefits to which Participants and other persons may be entitled under the Plan, and satisfaction of all liabilities for expenses under by the Plan, in the event there are remaining plan assets, upon termination of the Plan, such excess assets shall revert to the Employers. The Plan Administrator will determine on the basis of actuarial valuation the share of the funds of the Plan allocable to each person entitled to benefits under the Plan in accordance with Section 4044 of ERISA, or corresponding provision of any applicable law in effect at the time. In the event of a partial termination of the Plan, the provisions of this Section will be applicable to the Participants affected by that partial termination.

10.05   LIMITATION CONCERNING HIGHLY-COMPENSATED EMPLOYEES AND
        HIGHLY-COMPENSATED FORMER EMPLOYEES

   (a) The provisions of this Section shall apply (i) in the event the Plan is terminated, to any Participant who is a highly-compensated employee or highly-compensated former employee (as those terms are defined in Code Section 414(q)) of the Company or an Affiliate and (ii) in any other event, to any Participant who is one of the 25 highly-compensated employees or highly-compensated former employees of the Company or

Affiliate with the greatest compensation in any Plan Year. The amount of the annual payments to any one of the Participants to whom this Section applies will not be greater than an amount equal to the annual payments that would be made on behalf of the Participant during the year under a single life annuity that is the Actuarial Equivalent of the sum of the Participant's accrued benefit and the Participant's other benefits under the Plan.

   (b) If, (i) after payment of Pension Allowance or other benefits to any one of the Participants to whom this Section applies, the value of Plan assets equals or exceeds 110% of the value of current liabilities (as that term is defined in Code Section 412(l)(7)) of the Plan, (ii) the value of the accrued benefit and other benefits of any one of the Participants to whom this Section applies is less than 1% of the value of current liabilities of the Plan, or
(iii) the value of the benefits payable to a Participant to whom this Section applies does not exceed the amount described in Code Section 411(a)(11)(A), the provisions of paragraph (a) above will not be applicable to the payment of benefits to such Participant.

   (c) If any Participant to whom this Section applies elects to receive a lump sum payment in lieu of his or her Pension Allowance and the provisions of paragraph (b) above are not met with respect to such Participant, the Participant will be entitled to receive his or her benefit in full provided he or she agrees to repay to the Plan any portion of the lump sum payment which would be restricted by operation of the provisions of paragraph (a), and shall provide adequate security to guarantee that repayment.

   (d) Notwithstanding paragraph (a) of this Section, in the event the Plan is terminated, the restriction of this Section is not applicable if the benefit payable to any highly-compensated employee and any highly-compensated former employee is limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

   (e) If it should subsequently be determined by statute, court decision acquiesced in by the Commissioner of Internal Revenue, or ruling by the Commissioner of Internal Revenue, that the provisions of this Section are no longer necessary to qualify the Plan under the Code, this Section shall be ineffective without the necessity of further amendment to the Plan.

                                   ARTICLE XI

                           COST-OF-LIVING ADJUSTMENTS

11.01   ELIGIBILITY-CECONY PARTICIPANTS

        All Pension Allowances payable to CECONY Participants under the Plan for the month of April in a calendar year which commenced prior to December 31 of the prior calendar year shall be eligible for an adjustment hereunder. In the case of an annuity payable to a Surviving Spouse of a retired CECONY Participant, the Surviving Spouse's annuity shall be deemed to have commenced on the date the retired CECONY Participant's Pension Allowance commenced. No CEI Participant or the Surviving Spouse or Beneficiary of a CEI Participant is eligible for a cost-of-living adjustment to his or her Cash Balance Account Pension Allowance.

11.02   ANNUAL ADJUSTMENT-CECONY PARTICIPANTS

        All eligible Pension Allowances of CECONY Participants being paid from time to time under the Plan shall be increased annually by the percentage determined under Section 11.03. Such adjustment shall be made for the month of April each year and for each month thereafter, until further changed or terminated in accordance with provisions of this Plan.

11.03   PERCENTAGE OF ADJUSTMENT-CECONY PARTICIPANTS

        Each annual adjustment shall equal 75% of the percentage increase, rounded to the nearest 1/10 of one percent (0.001), in the Index specified in
Section 11.05 for the preceding December over the Index for the next-preceding December; provided, however, that such annual adjustment shall not:

   (a)  exceed 3%, or

   (b)  be less than 0% of the eligible Pension Allowance.

11.04   LIMITATION ON ADJUSTMENTS-CECONY PARTICIPANTS

        No adjustment in a Pension Allowance provided under this Article XI may cause such Pension Allowance, as adjusted, to be greater than the product of (a) the amount of such Pension Allowance paid for the month of December 1986 or the later month in which the Pension Allowance commenced ("Commencement Month"), multiplied by (b) a fraction, the numerator of which shall be the Index for the December immediately preceding the month of April in which the adjustment is to be made, and the denominator of which shall be the Index for the December immediately preceding the Commencement Month. Any increase pursuant to this
Article XI shall be reduced to the extent required to satisfy the limitation set forth in this Section 11.04.

11.05   INDEX-CECONY PARTICIPANTS

        The Index to be used for purposes of this Article XI shall be the Consumer Price Index, All Urban Consumers - US City Average ("CPI-U"), as published by the United States Department of Labor. If at any time such Index is revised or discontinued, or if the Named Fiduciaries determine that a different index, device, or other form of measurement more accurately measures the impact of inflation on the purchasing power of retirees, the Named Fiduciaries may substitute such other index, device, or other form of measurement as they, in their discretion, determine to be appropriate.

11.06   ELIGIBILITY AND ADJUSTMENT-O&R PARTICIPANTS

        Beginning as of July 1 of the year for which the cumulative percentage change in the CPI-U, defined below, exceeds 20%, but not earlier than July 1, 1993, and as of each July 1 thereafter, the monthly Pension Allowance then being received by a retired O&R Participant, or a vested O&R Participant whose employment terminates after January 1, 1993, shall be increased by a pension benefit adjustment ("PBA"), not less than zero, determined by multiplying:

   (a) the gross monthly Pension Allowance as of the Annuity Starting Date, or as of June 1, 1993 for a retired O&R Participant whose Annuity Starting Date occurred prior to January 1, 1989, or in both cases such other gross monthly Pension Allowance, then being paid to the extent it is not a PBA under this
Section 11.06, by

   (b) a percentage (rounded to the nearest 100th of a percent) equal to 75% of the "cumulative percentage change" in the CPI-U for the year in excess of 20%, but not more than the applicable "cumulative maximum percentage," as defined below.

11.07   ELIGIBLE SPOUSE OR CONTINGENT ANNUITANT OF O&R PARTICIPANT

        The monthly Pension Allowance being received by a Surviving Spouse, including a former spouse treated as the spouse under a QDRO, unless the QDRO provides otherwise, or a contingent annuitant under a joint and survivor annuity or contingent annuitant option with respect to a retired O&R Participant or vested O&R Participant whose employment terminates on or after January 1, 1993, shall be increased by a PBA, not less than zero, on July 1 of each year, beginning:

   (a) as of the July 1 coincident with or next following the spouse's or contingent annuitant's Annuity Starting Date if the retired O&R Participant or vested O&R Participant had previously received one or more PBAs under Section
11.06 above, or

   (b) as of the July 1, on or after July 1, 1993, of the year for which the "cumulative percentage change in the CPI-U" first exceeds 20%.

11.08   PENSION BENEFIT ADJUSTMENT AMOUNT FOR SPOUSE OR
        CONTINGENT ANNUITANT OF O&R PARTICIPANT

   (a) The PBA for the spouse or contingent annuitant shall be calculated by multiplying the percentage in Section 11.06(ii) above, determined using the deceased Participant's Annuity Starting Date, by the spouse's or contingent annuitant's gross monthly Pension Allowance as of the spouse's or contingent annuitant's Annuity Starting Date, or as of June 1, 1993 for a spouse or contingent annuitant whose Annuity Starting Date occurred prior to January 1, 1989, excluding any portion of such Pension Allowance which represents PBAs to the retired Participant's or vested Participant's Pension Allowance pursuant to
Section 11.06 above.

   (b) The monthly O&R Surviving Spouse's Pension Allowance, or O&R Spouse's Death Benefit Allowance with respect to a vested O&R Participant whose employment terminates after January 1, 1993, then being received by a spouse, including a former spouse treated as the spouse under a QDRO unless the QDRO provides otherwise, shall be increased by a PBA, not less than zero, on July 1 of the year for which the "cumulative percentage change in the CPI-U" exceeds 20%, but not earlier than July 1, 1993, and as of each July 1 thereafter. The PBA shall be calculated by multiplying the percentage in Section 11.06(ii) above, determined using the spouse's Annuity Starting Date, by the spouse's gross monthly Pension Allowance, as of the spouse's Annuity Starting Date, or June 1, 1993 for a spouse whose Annuity Starting Date occurred prior to January 1, 1989.

11.09   PENSION BENEFIT ADJUSTMENT FOR
        ALTERNATE PAYEE OF AN O&R PARTICIPANT

   (a) The monthly Pension Allowance then being received by an alternate payee, within the meaning of ERISA Section 206(d) and Code Section 414(p), under a QDRO who does not otherwise share in an increase by reason of Section 11.06, Section
11.07 or

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Section 11.08 above, and is not subject to the exception in the last sentence hereof, shall be increased by a PBA, not less than zero, on each July 1 beginning

        (1) as of the July 1 coincident with or next following the alternate payee's Annuity Starting Date if the QDRO is effective after the O&R Participant's Annuity Starting Date and the O&R Participant had previously received one or more PBAs under Section 11.06 above, or

        (2) as of the first July 1, on or after July 1, 1993, of the year for which the "cumulative percentage change in the CPI-U" first exceeds 20%.

   (b) The PBA shall be calculated by multiplying the percentage in Section 11.06(ii) above, determined using the alternate payee's Annuity Starting Date if the QDRO is effective on or before the O&R Participant's Annuity Starting Date and using the O&R Participant's Annuity Starting Date if the QDRO is effective after the O&R Participant's Annuity Starting Date, by the alternate payee's gross monthly Pension Allowance as of the alternate payee's Annuity Starting Date, or as of June 1, 1993 for an alternate payee whose Annuity Starting Date occurred prior to January 1, 1989, excluding any portion of such Pension Allowance which represents PBAs to the O&R Participant's Pension Allowance pursuant to Section 11.06 above. This paragraph shall not apply if the QDRO states that the PBA shall not apply and further shall not apply in any event to any Pension Allowance paid with respect to a Vested O&R Participant whose employment terminated prior to January 1, 1993. For purposes of applying the provisions of Section 5.02(c)(3) and (4) which provide for the monthly Pension Allowance of a retired O&R Participant or vested O&R Participant to be increased after the death of the contingent annuitant, such increase, if made on a date other than a July 1, shall include the PBA which would

                                                                             117
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have applied under paragraph (a) above if the retired O&R Participant or vested
O&R Participant had been receiving the Pension Allowance as a single life annuity as of the immediately preceding July 1. A retired O&R Participant (including a O&R Participant who remains in service but has commenced his or her Allowance because of attainment of age 70-1/2) or a vested O&R Participant will be considered, for purposes of this Section only, to have multiple Annuity Starting Dates if the Pension Allowance as of the Annuity Starting Date is adjusted thereafter as a result of future Annual Compensation and Accredited Service. The initial Annuity Starting Date, which is the date as of which a Pension Allowance first begins to the retired or vested O&R Participant from the Plan, applies to the portion of the Pension Allowance attributable to Annual Compensation and Accredited Service prior to such initial Annuity Starting Date. Thereafter, each subsequent date as of which an Pension Allowance is adjusted after the initial Annuity Starting Date by reason of Annual Compensation or Accredited Service thereafter shall be considered, for purposes of this Section only, as the Annuity Starting Date with respect to the portion of the Pension Allowance attributable to Annual Compensation and Accredited Service since the previous Annuity Starting Date.

   (c) The terms specified below which are used in Sections 11.06, 11.07, 11.08 and 11.09 shall have the meanings set forth below, unless the context clearly dictates another meaning.

        (1) CPI-U means the annual average figure under the Consumer Price Index for All Urban Consumers, U.S. City Average of All Items (1982-1984=100), or its successor, as published by the United States Bureau of Labor Statistics.

        (2) Cumulative Percentage Change in the CPI-U for a year is calculated by dividing the difference between the CPI-U for the prior year and the CPI-U for the year prior to the year in which the applicable Annuity Starting Date occurred by the CPI-U for the year prior to the year in which the Annuity Starting Date occurred, and rounding to the nearest 100th of a percent (e.g., for purposes of determining the cumulative percentage change in the CPI-U for 1993 for a retired O&R Participant whose Annuity Starting Date occurred in 1990, subtract the CPI-U for 1989 from the CPI-U for 1992, then divide the result by the CPI-U for 1989 and round to the nearest 100th of a percent). Notwithstanding any provisions of Sections 11.06, 11.07, 11.08 and 11.09 to the contrary, in all cases when the Annuity Starting Date occurred before January 1, 1989, the cumulative percentage change in the CPI-U for a year shall be calculated by dividing the difference between the CPI-U for the prior year and the CPI-U for 1991 by the CPI-U for 1991, rounding to the nearest 100th of a percent, and adding 20%.

        (3)  Cumulative Maximum Percentage. For purposes of Section 11.06,
             Section 11.08 and, Section 11.07, if the O&R Participant had not previously received any PBA under Section 11.06, and Section 11.09, if the alternate payee's Annuity Starting Date is used to determine the PBA, cumulative maximum percentage is 3% for the first year in which a PBA is made and for each succeeding year is 3% plus 103% of the prior year's cumulative maximum percentage, rounded to the nearest 100th of a percent (e.g., 3% for the first year, 6.09% for the second year, 9.27% for the third year). For purposes of

                                                                             119
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             Section 11.06, if the O&R Participant had previously received a PBA under Section 11.06, and Section 11.09, if the Member's Annuity Starting Date is used to determine the PBA, the maximum for the first year is 3% plus 103% of the prior year's cumulative maximum percentage applicable to the Participant, rounded to the nearest 100th of a percent, and for each succeeding year is 3% plus 103% of the prior year's cumulative maximum percentage, rounded to the nearest 100th of a percent.

   (d) Appendix L attached hereto contains sample illustrations which are intended solely to aid in the interpretation and application of the provisions of Sections 11.06, 11.07, 11.08 and 11.09.

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

                                   ARTICLE XII

                                 401(h) ACCOUNT

12.01   ESTABLISHMENT

        Effective January 1, 1986, a "401(h) Account" was established in the CECONY Management Plan and the CECONY Weekly Plan in order to fund post-retirement medical benefits to CECONY Management Participants and CECONY Weekly Participants who meet certain criteria (and the spouses/dependents of such CECONY Participants) and who retire under the terms of this Plan, pursuant to the Retiree Health Plan. The provisions of the Retiree Health Plan previously were set forth in the CECONY Management Plan and the CECONY Weekly Plan. Effective January 1, 2001, the provisions of the Retiree Health Plan are set forth in a separate document. CECONY Participants who are or were in any prior Plan Year "key employees" (as that term is defined in Code Section 416(i)), their spouses and dependents shall not be eligible for the payment of any Retiree Health Plan benefits from the 401(h) Account.

12.02   TERMS AND CONDITIONS

        Effective January 1, 2001, a "401(h) Account" is established under this Plan, and the Retiree Health Plan is maintained by CECONY to provide post-retirement medical, hospital, vision care, and prescription drug benefits to certain retired CECONY Management Participants, CECONY Weekly Participants and CEI Participants who retired from CECONY (and the spouses/dependents of such Participants).

12.03   CONTRIBUTIONS

        The 401(h) Account shall be funded by the contributions of CECONY, in its sole discretion, which shall be deposited with the Trustee. CECONY may also require that Participants make contributions to the Retiree Health Plan and CECONY shall determine whether such contributions shall be deposited in the 401(h) Account or any other funding vehicle which CECONY may sponsor to fund benefits provided by the Retiree Health Plan. All such contributions to the 401(h) Account may be commingled with Plan assets for investment and custody purposes, but all contributions to the 401(h) Account and earnings thereon, if any, together with all disbursements from the 401(h) Account, shall be recorded and accounted for in one or more separate accounts relating solely to the Retiree Health Plan. If CECONY makes a contribution to the trust fund which includes amounts allocable both to the Plan and to the 401(h) Account, CECONY shall clearly specify the portion of such contribution allocable to the Plan and the portion allocable to the 401(h) Account. In the event that a Participant's interest in the 401(h) Account is forfeited prior to termination of the Plan, an amount equal to the amount of the forfeiture shall be applied as soon as possible to reduce any contributions by CECONY to the 401(h) Account.

12.04   USE OF ASSETS

        Assets in this 401(h) Account shall be used solely for the purpose of providing retiree health benefits, in accordance with Section 12.06, for those individuals who are determined to be entitled thereto in accordance with the terms of the Retiree Health Plan and to pay any necessary or appropriate expenses attributable to the administration of the 401(h) Account. The benefits provided by the 401(h) Account shall be subordinate to the pension benefits provided by the Plan. No part of the corpus or income of the 401(h) Account shall be used for, or diverted to, any purposes other than the provision of health coverage at any time prior to the satisfaction of all liabilities for health coverage hereunder. Upon the satisfaction of all liabilities incurred pursuant to the Retiree Health

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Plan any amount which may remain in the 401(h) Account shall be returned to
CECONY by the Trustee.

12.05   MODIFICATION, AMENDMENT, AND TERMINATION

        CECONY reserves the right to modify, amend, or terminate the Retiree Health Plan at any time. The establishment and operation of the 401(h) Account does not obligate CECONY in any way to continue to maintain any health care plans of any nature or to provide post-retirement health care coverage of any kind. In the event that CECONY terminates health coverage for retirees, this Plan shall have no liability to provide further health coverage for current or future retirees, for purposes of determining the amount to be returned to CECONY under Section 12.04. No amendment, modification, or termination of the Retiree Health Plan, nor change in CECONY contributions thereunder, shall retroactively, adversely affect any Participant's benefit under the Retiree Health Plan.

12.06   ALLOCATION OF RESPONSIBILITY FOR PAYMENT

        Benefits under the Retiree Health Plan are provided through the 401(h) Account, through other funding mechanisms, and through contributions by covered retirees and Surviving Spouses. The amount payable from the 401(h) Account shall be determined in accordance with the provisions of Appendix E, as in effect from time to time.

                                  ARTICLE XIII

                  RETURN OF CONTRIBUTIONS TO AN O&R PARTICIPANT

13.01   VESTED O&R PARTICIPANT

        An O&R Participant who is entitled to a vested Pension Allowance, upon ceasing to be employed by the Company or an Affiliate for any cause other than death, Approved Leave of Absence, or retirement, may elect to receive in one sum within six months thereafter the amount of his or her Accumulated Contributions, if any, at the time he or she ceased to be so employed. If the present value of his or her Accumulated Contributions exceeds $5,000 the O&R Participant must consent and if married, his or her spouse must provide Spousal Consent to a distribution. The consent and Spousal Consent must apply to the form and the timing of the distribution.

13.02   AN O&R PARTICIPANT NOT VESTED

        An O&R Participant who is not entitled to a Pension Allowance shall, upon ceasing to be employed by the Company or an Affiliate for any cause other than death, Approved Leave of Absence, or retirement under the Plan, be paid his or her Accumulated Contributions, if any, within six months after the date he or she ceases to be so employed. If the present value of his or her Accumulated Contributions exceeds $5,000 the O&R Participant must consent and if married, his or her spouse must provide Spousal Consent to a distribution. The consent and Spousal Consent must apply to the form and the timing of the distribution.

13.03   DEATH OF O&R PARTICIPANT

        Upon receipt of proof, satisfactory to the Plan Administrator, of the death of an O&R Participant prior to his or her Annuity Starting Date, provided no other benefit is payable on his or her account, the amount of his or her Accumulated Contributions at the time of his or her death shall be payable in one sum to his or her designated beneficiary, if living, otherwise to such Participant's legal representatives.

13.04   CESSATION OF PENSION ALLOWANCE

        Upon the cessation of payments of the Pension Allowance or other benefit payable to or on account of an O&R Participant or the Surviving Spouse of an O&R Participant, the excess, if any, of an O&R Participant's Accumulated Contributions at retirement or prior to death over the total benefit payments made to him or her or on his or her account shall be paid in one sum to the O&R Participant's beneficiary, if living, otherwise to the legal representatives of the person last in receipt of such Pension Allowance or other benefit.

                                TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
ARTICLE I DEFINITIONS...................................................................................4
  1.01   Accredited Service.............................................................................4
  1.02   Accumulated Contributions......................................................................4
  1.03   Actuarial Equivalent...........................................................................4
  1.04   Adjusted IRS Interest Rate.....................................................................4
  1.05   Affiliate......................................................................................5
  1.06   Annual Basic Straight-Time Compensation........................................................6
  1.07   Annual Compensation............................................................................6
  1.08   Annual O&R Management Compensation.............................................................7
  1.09   Annual Rate of Compensation....................................................................8
  1.10   Annual Variable Pay Award......................................................................9
  1.11   Annuity Starting Date..........................................................................9
  1.12   Approved Leave of Absence......................................................................9
  1.13   Beneficiary...................................................................................10
  1.14   Board.........................................................................................10
  1.15   Break in Service..............................................................................10
  1.16   Cash Balance Account..........................................................................10
  1.17   Cash Balance Single Sum Payment...............................................................10
  1.18   Cash Out......................................................................................10
  1.19   CECONY........................................................................................10
  1.20   CECONY Management Participant.................................................................11
  1.21   CECONY Management Plan........................................................................11
  1.22   CECONY Participant............................................................................11
  1.23   CECONY Retiree Health Program.................................................................11
  1.24   CECONY Transferred Participant................................................................11
  1.25   CECONY Weekly Employee........................................................................11
  1.26   CECONY Weekly Participant.....................................................................12
  1.27   CECONY Weekly Plan............................................................................12
  1.28   CEI Participant...............................................................................12
  1.29   CEI Affiliate or CEI Affiliates...............................................................12
  1.30   Code..........................................................................................12
  1.31   Company.......................................................................................12
  1.32   Consolidated RPA '94 Lump Sum Conversion Factors..............................................12
  1.33   Credited Service..............................................................................13
  1.34   Disability....................................................................................13
  1.35   Effective Date................................................................................13
  1.36   Eligible Employee.............................................................................13
  1.37   Employee......................................................................................14
  1.38   Employer or Employers.........................................................................14
  1.39   ERISA.........................................................................................14
  1.40   Final Average Pay.............................................................................14
  1.41   Final Average Salary..........................................................................15

                                                                             (i)

  1.42   FMLA..........................................................................................16
  1.43   Highly Compensated Employee...................................................................16
  1.44   Hour of Service...............................................................................16
  1.45   IRS Interest Rate.............................................................................18
  1.46   IRS Mortality Table...........................................................................18
  1.47   Layoff........................................................................................18
  1.48   Leased Employee...............................................................................18
  1.49   Limitation Year...............................................................................19
  1.50   Named Fiduciary...............................................................................19
  1.51   Non-Suspendible Month.........................................................................19
  1.52   Normal Retirement Age.........................................................................19
  1.53   Normal Retirement Date........................................................................19
  1.54   O&R...........................................................................................19
  1.55   O&R Early Retirement Date.....................................................................19
  1.56   O&R Employee..................................................................................19
  1.57   O&R Hourly Employee...........................................................................20
  1.58   O&R Management Employee.......................................................................20
  1.59   O&R Participant...............................................................................20
  1.60   O&R Plan......................................................................................20
  1.61   Parental Leave................................................................................20
  1.62   Participant...................................................................................20
  1.63   Pension Allowance.............................................................................20
  1.64   Plan..........................................................................................21
  1.65   Plan Administrator............................................................................21
  1.66   Plan Year.....................................................................................21
  1.67   Pre-Tax Contribution..........................................................................21
  1.68   Prior Plan or Prior Plans.....................................................................21
  1.69   Rule of 75 Participant........................................................................21
  1.70   Rule of 85 Participant........................................................................22
  1.71   Social Security Retirement Age................................................................22
  1.72   Social Security Taxable Wage Base.............................................................22
  1.73   Spousal Consent...............................................................................22
  1.74   Stability Period..............................................................................23
  1.75   Surviving Spouse..............................................................................23
  1.76   Total Salary..................................................................................23
  1.77   Trustee.......................................................................................23
  1.78   Transferred O&R Management Participant........................................................23
  1.79   Vesting Service...............................................................................24
  1.80   Year of Accredited Service....................................................................24

ARTICLE II PARTICIPATION...............................................................................25
  2.01   Participation Requirements....................................................................25
  2.02   Events Affecting Participation................................................................25
  2.03   Participation Upon Reemployment...............................................................26

ARTICLE III SERVICE....................................................................................27
  3.01   Vesting Service...............................................................................27

                                                                            (ii)

  3.02   Accredited Service............................................................................30
  3.03   Re-employment of Participant-
         Suspension of Benefits and Break in Service Rules.............................................33

ARTICLE IV ELIGIBILITY FOR AND AMOUNT OF BENEFITS......................................................38
  4.01   Normal Retirement.............................................................................38
  4.02   Normal Retirement Pension Allowance...........................................................38
  4.03   Late Retirement...............................................................................41
  4.04   Early Retirement..............................................................................44
  4.05   Vesting.......................................................................................48
  4.06   Disability Pension Allowance - CECONY Participants............................................51
  4.07   Disability - O&R Participant..................................................................52
  4.08   Spouse's Pension..............................................................................55
  4.09   Maximum Benefit Limitation....................................................................63
  4.10   Transfers and Employment With an Affiliate....................................................63
  4.11   Minimum Benefits..............................................................................65
  4.12   Additional Provisions.........................................................................65

ARTICLE V AUTOMATIC FORM OF PAYMENT....................................................................67
  5.01   Automatic Form of Payment.....................................................................67
  5.02   Optional Forms of Payment.....................................................................71
  5.03   Election of Options...........................................................................80
  5.04   Commencement of Payments......................................................................83
  5.05   Distribution Limitation.......................................................................83
  5.06   Direct Rollover of Certain Distributions......................................................83

ARTICLE VI CONTRIBUTIONS...............................................................................86
  6.01   Employers' Contributions......................................................................86
  6.02   Return of Contributions.......................................................................86
  6.03   Non-Contributory Nature.......................................................................87

ARTICLE VII ADMINISTRATION OF PLAN.....................................................................88
  7.01   Named Fiduciaries.............................................................................88
  7.02   Duties of Plan Administrator..................................................................89
  7.03   Meetings......................................................................................92
  7.04   Compensation and Bonding......................................................................92
  7.05   Establishment of Rules........................................................................92
  7.06   Prudent Conduct...............................................................................92
  7.07   Actuary.......................................................................................92
  7.08   Maintenance of Accounts.......................................................................93
  7.09   Service in More Than One Fiduciary Capacity...................................................93
  7.10   Limitation of Liability.......................................................................93
  7.11   Indemnification...............................................................................93
  7.12   Appointment of Investment Manager.............................................................94
  7.13   Expenses of Administration....................................................................95
  7.14   Claims and Review Procedures..................................................................95

                                                                           (iii)

ARTICLE VIII MANAGEMENT OF FUNDS.......................................................................99
  8.01   Trustee.......................................................................................99
  8.02   Exclusive Benefit Rule........................................................................99

ARTICLE IX GENERAL PROVISIONS.........................................................................100
  9.01   Nonalienation................................................................................100
  9.02   Conditions of Employment Not Affected by Plan................................................101
  9.03   Facility of Payment..........................................................................101
  9.04   Information..................................................................................102
  9.05   Top-Heavy Provisions.........................................................................102
  9.06   Construction.................................................................................106
  9.07   Prevention of Escheat........................................................................106

ARTICLE X AMENDMENT, MERGER AND TERMINATION...........................................................108
  10.01  Amendment of Plan............................................................................108
  10.02  Merger, Consolidation, or Transfer...........................................................108
  10.03  Additional Participating Companies...........................................................109
  10.04  Termination of Plan..........................................................................110
  10.05  Limitation Concerning Highly-Compensated Employees
         and Highly-Compensated Former Employees......................................................110

ARTICLE XI COST-OF-LIVING ADJUSTMENTS.................................................................113
  11.01  Eligibility-CECONY Participants..............................................................113
  11.02  Annual Adjustment-CECONY Participants........................................................113
  11.03  Percentage of Adjustment-CECONY Participants.................................................113
  11.04  Limitation on Adjustments-CECONY Participants................................................114
  11.05  Index-CECONY Participants....................................................................114
  11.06  Eligibility and Adjustment-O&R Participants..................................................114
  11.07  Eligible Spouse or Contingent Annuitant of O&R Participant...................................115
  11.08  Pension Benefit Adjustment Amount for Spouse or
         Contingent Annuitant of O&R Participant......................................................115
  11.09  Pension Benefit Adjustment for  Alternate Payee of an O&R Participant........................116

ARTICLE XII 401(h) ACCOUNT............................................................................121
  12.01  Establishment................................................................................121
  12.02  Terms and Conditions.........................................................................121
  12.03  Contributions................................................................................121
  12.04  Use of Assets................................................................................122
  12.05  Modification, Amendment, and Termination.....................................................123
  12.06  Allocation of Responsibility for Payment.....................................................123

ARTICLE XIII RETURN OF CONTRIBUTIONS TO AN O&R PARTICIPANT............................................124
  13.01  Vested O&R Participant.......................................................................124
  13.02  An O&R Participant Not Vested................................................................124
  13.03  Death of O&R Participant.....................................................................124
  13.04  Cessation of Pension Allowance...............................................................125

                                                                            (iv)